EXECUTION COPY [***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. PDP CREDIT AGREEMENT dated as of September 30, 2022 between ALLEGIANT AIR, LLC, as Borrower, NORDDEUTSCHE LANDESBANK GIROZENTRALE, acting through its New York Branch and LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, as Original Lenders, LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, as Facility Agent and BANK OF UTAH, not in its individual capacity but solely as Security Trustee ______________________ Pre-Delivery Payment Financing of up to 20 Boeing 737 MAX Aircraft ______________________ Landesbank Hessen-Thüringen Girozentrale, Norddeutsche Landesbank Girozentrale, acting through its New York Branch as Lead Arrangers

TABLE OF CONTENTS Page i ARTICLE I DEFINITIONS Section 1.1 Definitions and Other Definitional Provisions ................................................ 1 ARTICLE II THE LOAN Section 2.1 The Loans......................................................................................................... 2 Section 2.2 Terms of the Loans .......................................................................................... 4 Section 2.3 Withholding Taxes; Information Reporting..................................................... 4 Section 2.4 Method of Payment ........................................................................................ 10 Section 2.5 Application of Payments ................................................................................ 10 Section 2.6 Registration and Transfer of Loans................................................................ 10 Section 2.7 Optional Prepayment ..................................................................................... 11 Section 2.8 Mandatory Prepayment .................................................................................. 12 Section 2.9 Break Funding Losses - When Payable ......................................................... 13 Section 2.10 Increased Costs .............................................................................................. 14 Section 2.11 Illegality ......................................................................................................... 15 Section 2.12 Market Disruption .......................................................................................... 15 Section 2.13 Execution ....................................................................................................... 16 Section 2.14 Application of Proceeds from the Collateral ................................................. 16 Section 2.15 Commitment Fee ............................................................................................ 16 Section 2.16 Benchmark Replacement ............................................................................... 16 Section 2.17 Increase in Commitment ................................................................................ 18 ARTICLE III CONDITIONS PRECEDENT Section 3.1 The Effective Date and Conditions Precedent to Closing Date ..................... 19 Section 3.2 Conditions Precedent to Subsequent Funding Dates ..................................... 22 ARTICLE IV THE FACILITY AGENT Section 4.1 Acceptance of Duties ..................................................................................... 24 Section 4.2 Absence of Duties .......................................................................................... 24 Section 4.3 No Representations or Warranties ................................................................. 24 Section 4.4 Reliance; Agents ............................................................................................ 25 Section 4.5 Resignation or Removal of Facility Agent .................................................... 25 Section 4.6 Erroneous Payments by Facility Agent.......................................................... 26 Section 4.7 Facility Agent as Lender ................................................................................ 29 ARTICLE V EXTENT OF INTEREST OF LENDERS Section 5.1 Interest of Lenders ......................................................................................... 29

TABLE OF CONTENTS (continued) Page ii ARTICLE VI BORROWER’S REPRESENTATIONS, WARRANTIES AND INDEMNITIES Section 6.1 Representations and Warranties of Borrower ................................................ 29 Section 6.2 General Indemnity ......................................................................................... 32 ARTICLE VII REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SECURITY TRUSTEE AND THE FACILITY AGENT Section 7.1 Representations, Warranties and Covenants of the Security Trustee ............ 36 Section 7.2 Reporting Covenant of the Facility Agent ..................................................... 36 ARTICLE VIII OTHER COVENANTS Section 8.1 Other Covenants............................................................................................. 37 ARTICLE IX OTHER DOCUMENTS Section 9.1 Other Documents ........................................................................................... 40 ARTICLE X CONDITIONS PRECEDENT TO BORROWER’S OBLIGATIONS Section 10.1 Conditions Precedent to Borrower’s Obligations on Closing Date ............... 41 ARTICLE XI CERTAIN COVENANTS OF BORROWER Section 11.1 Certain Covenants of Borrower ..................................................................... 42 ARTICLE XII NOTICES Section 12.1 Notices ........................................................................................................... 47 ARTICLE XIII MISCELLANEOUS Section 13.1 Miscellaneous ................................................................................................ 48 Section 13.2 USA Patriot Act ............................................................................................. 49 Section 13.3 Immunity Waiver ........................................................................................... 49 Section 13.4 Acknowledgement and Consent to Bail-In .................................................... 50 Section 13.5 German Foreign Trade and Payments Ordinance .......................................... 50

TABLE OF CONTENTS (continued) Page iii SCHEDULE I Certain Economic Terms SCHEDULE IA Administrative Details SCHEDULE II Aircraft and Pre-Delivery Payments APPENDIX A – Definitions EXHIBIT A – Form of Borrowing Notice […***…] EXHIBIT B – Form of Transfer Agreement EXHIBIT C-1 – […***…] EXHIBIT C-2 – […***…]

1 PDP CREDIT AGREEMENT THIS PDP CREDIT AGREEMENT (this “Credit Agreement”), dated as of September 30, 2022, is between (i) ALLEGIANT AIR, LLC, a limited liability company duly formed under the laws of the State of Nevada (herein, together with its successors and permitted assigns, called the “Borrower”), (ii) LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE (“Helaba”) and NORDDEUTSCHE LANDESBANK GIROZENTRALE, acting through its New York Branch (each, herein called an “Original Lender”, and collectively, herein called the “Original Lenders”), (iii) LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, as facility agent (herein, together with any successor thereto, the “Facility Agent”) and (iv) BANK OF UTAH, not in its individual capacity but solely as security trustee (herein, together with its successors and permitted assigns, the “Security Trustee”) under the Security Agreement (such term and other capitalized terms used herein without definition being defined as hereinafter provided). W I T N E S S E T H: WHEREAS, pursuant to the Purchase Agreement between the Borrower and the Manufacturer, the Manufacturer has agreed to sell to the Borrower certain aircraft, including the Aircraft described on Schedule II hereto; WHEREAS, the Borrower desires to finance in part from time to time the pre-delivery payments in respect of the Aircraft through secured loans; and WHEREAS, concurrently with the execution and delivery of this Credit Agreement, the Security Trustee and the Borrower have entered into the Security Agreement, pursuant to which, among other things, the Borrower will grant to the Security Trustee a security interest in all right, title and interest of the Borrower in and to the assigned Purchase Agreement, to the extent related to the Aircraft, and certain other property described therein; NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows: ARTICLE I DEFINITIONS Section 1.1 Definitions and Other Definitional Provisions. For all purposes of this Credit Agreement, except as otherwise expressly provided or unless the context otherwise requires: (a) Capitalized terms used herein and not defined herein have the meanings set forth in Appendix A hereto; (b) the definitions stated herein and those stated in Appendix A apply equally to both the singular and the plural forms of the terms defined;

2 (c) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Credit Agreement as a whole and not to any particular article, section or other subdivision; (d) the words “including,” “including, without limitation,” “including, but not limited to,” and terms or phrases of similar import when used in this Credit Agreement, with respect to any matter or thing, mean including, without limitation, such matter or thing; (e) all references herein to articles, sections, appendices, schedules and exhibits pertain to articles, sections, appendices, schedules and exhibits in or to this Credit Agreement; and (f) “government” includes any instrumentality or agency thereof. ARTICLE II THE LOAN Section 2.1 The Loans. (a) Subject to the terms and conditions of this Credit Agreement, each Lender severally agrees to make revolving loans to the Borrower from time to time during the Commitment Period by advancing its Percentage Share of each Funding to the Borrower, with the first Funding to occur on the Closing Date. Each subsequent Funding shall occur on a Payment Date during the Commitment Period. Upon each advance of a Funding on a Funding Date, the Commitment of each Lender shall reduce automatically by the principal amount of such Funding advanced by such Lender, effective as of such Funding Date. During the Commitment Period, the Loans may be repaid […***…] in accordance with the provisions of this Credit Agreement. The Commitment of each Lender shall terminate at 5:00 p.m. (New York time) on the Commitment Termination Date. (b) Each Funding may include an advance with respect to one or more Eligible Aircraft; provided that, at any date of determination, (i) […***…] and (ii) […***…]. The amount of a Funding with respect to an Eligible Aircraft shall not exceed […***…] (i) […***…] and (ii[…***…]). (i) […***…] and (ii) […***…]. (c) Each Funding […***…] of an Aircraft shall be requested by the delivery of a Borrowing Notice […***…], by the Borrower to the Security Trustee and the Facility Agent not later than 1:00 pm (New York City time) on the applicable Borrowing Notice Date for the proposed Funding […***…]. […***…] to the Security Trustee and the Facility Agent not later than 1:00 pm (New York City time) on the applicable Borrowing Notice Date for such Payment Date. Each such Borrowing Notice[…***…] shall specify (as applicable) (i) the scheduled Funding Date for such Funding, (ii) […***…], (iii) […***…], (iv) […***…] and (v) […***…]. The Closing shall take place on the Closing Date at such time and place as the parties hereto shall have agreed from time to time. At the time of each Funding, each Lender shall make its Loan by causing the Security Trustee to advance to the Borrower an amount equal to such Funding by transferring such amount in immediately available funds to the Borrower at its account at […***…] or as otherwise directed in writing by the Borrower; provided, however, that Borrower shall remain responsible for, and has paid prior to the disbursement of any Loan

3 (on the date of or prior to the date of such disbursement), […***…] in respect of the relevant Aircraft. (d) [Intentionally Omitted]. (e) The failure of any Lender to advance its Percentage Share of a Funding shall not relieve any other Lender of its obligation to advance its Percentage Share of such Funding, but no Lender shall be responsible for the failure of any other Lender to advance its Percentage Share of a Funding. The Borrower shall have no obligation to borrow some or all of any Funding if any Lender shall fail to advance its Percentage Share thereof; provided that any decision by the Borrower not to borrow following the failure of any Lender to advance its Percentage Share of a Funding shall not relieve any Lender of its liability for such failure to advance. (f) If any Lender shall fail to fund its Percentage Share of the first Funding upon satisfaction of the closing conditions (other than the closing conditions within the control of such Lender) set forth in Section 3.1, and such failure shall continue for two Business Days: (i) such Lender shall be deemed to be a Defaulting Lender; and (ii) whether or not the Borrower shall so elect to terminate this Credit Agreement, each Defaulting Lender agrees to bear and pay its own Funding Costs. (g) Each Funding shall be made as a loan bearing interest, at all times during an Interest Period, at a rate of interest determined by reference to Term SOFR for such Interest Period and shall remain as such for the initial Interest Period for such Funding and at all times thereafter; provided that nothing in this Section 2.1(g) is intended to derogate from any alternative rate arrangements that may be implemented pursuant to Section 2.11, Section 2.12 or Section 2.16. (h) The unutilized portion of the Commitments […***…]. Section 2.2 Terms of the Loans. (a) Scheduled Repayment. The outstanding principal amount of the Loans for each Aircraft shall be due and payable in a single installment on the applicable Payoff Date for such Aircraft, in each case without any fee or premium (a “Scheduled Repayment”); provided that, […***…] The Loans shall not amortize. […***…] (b) Interest. The Loans for each Aircraft shall bear interest at the Debt Rate on the principal amount thereof outstanding from time to time from and including the Funding thereof until such principal amount is paid in full. Following the first Interest Period, the Facility Agent shall establish the Debt Rate on the Loans from time to time, for each Interest Period for which interest is payable, by referring to the applicable page referred to in the definition of “Term SOFR”. Interest on the Loans shall be computed on the basis of a 360-day year and actual days elapsed in the Interest Period for which interest is payable. Notwithstanding the foregoing, interest at the Past Due Rate shall be payable on overdue principal and, to the extent permitted by applicable law, on any interest and any other amounts payable by the Borrower

4 hereunder not paid when due and payable for any period during which the same shall be overdue, payable on demand. The Facility Agent shall notify the Borrower, each Lender and the Security Trustee of the Debt Rate and the interest on the Loans expected to accrue during each Interest Period at least one (1) Business Day prior to the commencement of each such Interest Period and, prior to each Payment Date (but in no event later than 11:00 a.m. (New York time) on the Funding Business Day immediately preceding such Payment Date), provide the Borrower with notice of the aggregate amount of interest that will be actually due and payable on the Loans on such Payment Date; provided that the failure to provide any such notification or any error in such notification shall not affect the accrual of interest during any interest period or the obligation of the Borrower to pay the same as provided in this Credit Agreement. Section 2.3 Withholding Taxes; Information Reporting. (a) The Security Trustee and the Borrower shall be permitted to deduct and withhold from each payment due hereunder or under any other Operative Document any and all present or future Taxes or similar charges applicable thereto as required by law. Whenever any present or future Taxes or similar charges are required to be withheld or deducted with respect to any amounts payable to any Lender hereunder or under any other Operative Document, the Security Trustee or the Borrower, as applicable, will withhold such amounts and timely pay the same to the appropriate authority and it will deliver to such Lender appropriate documentation showing the payment thereof, together with such additional documentary evidence as such Lender may reasonably request from time to time. (b) If the Security Trustee or Borrower is required by law to withhold U.S. federal withholding Tax from any amounts payable hereunder or under any other Operative Document to a Relevant Lender (whether an Original Lender or a Lender that acquires its Commitments and/or its Loans after the Closing Date) with respect to an applicable interest in a Loan or Commitment and such withholding would not have been required but for a Tax Law Change that results in such Relevant Lender’s failure to qualify for a complete exemption from U.S. federal income Tax with respect to payments hereunder or under any other Operative Document, then, the Borrower shall promptly pay to the Security Trustee for the account of such Relevant Lender such additional amounts as may be necessary so that, after all required withholdings for U.S. federal withholding Tax resulting from such Tax Law Change, such Relevant Lender receives the amount it would have received had no such required withholdings resulting from such Tax Law Change been made; provided that no such additional amounts shall be payable with respect to any such Tax that is imposed (w) as a result of the inaccuracy in or breach by such Relevant Lender of any of its representations, warranties or covenants contained in any Operative Document (including, without limitation, its failure to provide Internal Revenue Service forms pursuant to Section 2.3(d)) or the inaccuracy or incompleteness of any form or document furnished by such Relevant Lender, (x) on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, imposed (A) as a result of such Relevant Lender being organized under the laws of, or having its principal office or its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (B) as a result of any present or former connection between such Relevant Lender and the jurisdiction imposing such Tax, other than a connection arising solely from such Relevant Lender’s having executed, delivered, enforced, performed its obligations

5 under, received a payment under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Operative Document, or sold or assigned an interest in any Operative Document (all such Taxes in this Section 2.3(b)(x)(B), “Other Connection Taxes”), (y) with respect to other matters with respect to such Relevant Lender unrelated to such Tax Law Change or (z) by reason of or pursuant to FATCA. “Tax Law Change” means (A) in the case of any Relevant Lender, a change in the income tax treaty between the United States and the Applicable Jurisdiction in which such Relevant Lender is organized or is a tax resident or a change in the Code or related regulations that overrides the provisions of such treaty, and (B) in the case of a Relevant Lender that is not a commercial bank described in Section 881(c)(3)(A) of the Code, a change in Section 881(c) of the Code, in the case of each of (A) and (B), occurring after the date such Relevant Lender acquired such interest in the Commitments and/or Loans, as applicable, other than a change in or inclusion of an “anti-treaty shopping,” “limitation on benefits” or similar provision in the relevant treaty or the Code. If any U.S. federal withholding Tax for which the Borrower is obligated to pay any additional amounts to a Relevant Lender under the first sentence of this Section 2.3(b) was required by law to be withheld from any amount payable to a Relevant Lender hereunder or under any other Operative Document and was not withheld and deposited with the appropriate authority on a timely basis, the Borrower shall, after written demand from such Relevant Lender therefor describing in reasonable detail the subject of such demand, promptly pay to such Relevant Lender such additional amounts equal to the amount of any such Tax asserted directly against such Relevant Lender. (c) If any Lender or the Security Trustee determines, in its sole discretion exercised in good faith, that it has received a refund of any Tax in respect of which an additional amount or indemnity was paid by the Borrower pursuant to this Section 2.3, such Person shall promptly pay to the Borrower the amount of such refund plus any interest received on such refund and fairly attributable to such Tax, provided that during the continuation of an Event of Default any amounts so owing to the Borrower by a Lender or the Security Trustee may be held by such Person as security for amounts payable by the Borrower to such Person hereunder or under any other Operative Document and shall be invested by such Person for the Borrower’s account in Permitted Investments selected by such Person. If any Lender or the Security Trustee shall have paid the Borrower any refund described in the preceding sentence and such refund is subsequently disallowed, in whole or in part, then, promptly after written notice, such Person shall be reimbursed by the Borrower for the portion of any payment previously made by such Person corresponding to the portion of such refund so disallowed. Notwithstanding anything to the contrary in this paragraph (c), in no event will any Lender or the Security Trustee be required to pay any amount to the Borrower pursuant to this paragraph (c) to the extent the payment thereof would place such Lender or the Security Trustee, as the case may be, in a less favorable net after-Tax position than such Person would have been in if the Tax subject to the payment of an additional amount or indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payment or additional amounts with respect to such Tax had not been paid. This paragraph shall not be construed to require any Lender or the Security Trustee to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person. (d) In addition to the requirements of Article 10, upon the written request of the Borrower or the Security Trustee, each Lender shall provide to the Borrower and the Security Trustee, and the Security Trustee shall provide to the Borrower, such other forms, documentation

6 or certifications as may be reasonably required to establish any available exemption from or reduction of any withholding Taxes. In addition, any Lender, if reasonably requested by the Borrower or the Security Trustee, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Security Trustee as will enable the Borrower or the Security Trustee to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (d)(i), (d)(ii), (d)(iv) and (d)(v) of this Section) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Without limitation the generality of the foregoing: (i) any Lender that is a U.S. Person shall deliver to the Borrower and the Security Trustee on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Security Trustee), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (ii) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Security Trustee (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Security Trustee), whichever of the following is applicable; (A) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Operative Document, executed copies of IRS Form W-8BEN or W-8BEN-E (or applicable successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Operative Document, IRS Form W-8BEN or W-8BEN-E (or applicable successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (B) executed copies of IRS Form W-8ECI (or applicable successor form); (C) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the

7 Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E (or applicable successor form); or (D) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY (or applicable successor form), accompanied by IRS Form W-8ECI, IRS Form W-8BEN, or W-8BEN-E (or applicable successor form), a U.S. Tax Compliance Certificate and/or other certification documents from each beneficial owner, as applicable; provided, that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner; (iii) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Security Trustee (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Security Trustee), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower and the Security Trustee to determine the withholding or deduction required to be made; and (iv) if a payment made to a Lender under any Operative Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Security Trustee at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Security Trustee such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Security Trustee as may be necessary for it to comply with its obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (v) The Security Trustee, the Facility Agent, and their successors and assigns shall deliver to the Borrower, on or prior to the date on which the Security Trustee or Facility Agent, as applicable, becomes a party to this Agreement, executed copies of the documentation prescribed in clause (x) or (y) of this Section 2.3(d)(v), as applicable (together with all required attachments thereto): (x) if the Security Trustee or Facility Agent is a U.S. Person, executed copies of IRS Form W-9 (or any successor form) certifying that the Security

8 Trustee or Facility Agent, as applicable, is exempt from U.S. federal backup withholding Tax, or (y) if the Security Trustee or Facility Agent is not a U.S. Person, (A) with respect to fees received on its own behalf, executed copies of IRS Form W-8ECI (or any successor form) and any such other documentation prescribed by applicable law that would allow Borrower to make payments to such Security Trustee or Facility Agent, as applicable, without deduction or withholding of any U.S. federal withholding Taxes, and (B) with respect to payments received on account of any Lender, executed copies of IRS Form W- 8IMY (or any successor form) evidencing that the Security Trustee or Facility Agent, as applicable, is either (i) a “qualified intermediary” assuming primary withholding responsibility under Chapters 3 and 4 of the Code and primary Form 1099 reporting and backup withholding responsibility for payments it receives for the accounts of others, or (ii) a “U.S. branch” and that the payments it receives for the accounts of others are not effectively connected with the conduct of a trade or business in the United States and that it is using such form as evidence of its agreement with the Borrower to be treated as a U.S. Person for U.S. federal Tax purposes. (vi) Each Lender and the Security Trustee agree that if any form or certification it previously delivered expires or becomes inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Security Trustee in writing of its legal inability to do so. (e) Each Lender agrees to use reasonable efforts to (i) investigate alternatives for reducing any Taxes that would require the payment of any additional amount or indemnity pursuant to this Section 2.3 and (ii) eliminate or minimize, to the greatest extent possible, any such Taxes, including, without limitation, by transferring its Commitments and/or Loans, as the case may be, to an Affiliate or to a third party (but without any affirmative obligation on such Lender to seek out any such third party as a transferee) or by designating a different lending office, if such transfer, designation or other action would eliminate, or reduce the amount of, any such Taxes; provided that the foregoing shall not obligate any Lender to take any action that would, in its reasonable judgment, (x) cause such Lender to incur any material loss or Tax or cost, unless the Borrower has agreed to reimburse such Lender therefor, or (y) cause such Lender to suffer any material legal or regulatory disadvantage; provided, further, that the foregoing shall not obligate such Lender to re-book its Loans to an office in which it does not maintain loans comparable to the Loans. If no such transfer, designation or other action is effected, or, if effected, fails to avoid the need for the payment of any additional amount or indemnity under this Section 2.3, the Borrower may prepay such Lender’s Loans in accordance with Section 2.7(b) (and, for the avoidance of doubt, without any premium). At any time when the payment of any additional amount or indemnity pursuant to this Section 2.3 to any Lender is required, if the Borrower shall identify to such Lender a Person willing to purchase the Loans held by such Lender, such Lender shall transfer its Commitments and Loans to such Person on any Business Day specified by the Borrower not earlier than seven Business Days after the Borrower shall have identified such Person to such Lender, in exchange for a purchase price equal to the principal amount of such Loans outstanding as of the purchase date, plus accrued interest thereon to such date, plus Break Funding Loss, if any, that would be payable with respect to such Loans if such purchase were a prepayment under Section 2.7(b), plus all other sums then

9 due and owing to such Lender under the Operative Documents (but, for the avoidance of doubt, without any premium). (f) Each Lender shall, and by its making or assuming of a Loan shall be deemed to have agreed to, indemnify and hold harmless the Security Trustee and the Borrower and their respective successors and permitted assigns against any U.S. withholding Taxes (including interest and penalties with respect thereto), that the Security Trustee or Borrower fails to withhold on any payment to such Lender in a situation in which the Security Trustee or the Borrower was required by applicable law to withhold; provided that such Lender shall not be liable under this Section 2.3(f) for (i) any U.S. withholding Taxes (including interest and penalties with respect thereto) in respect of which additional amounts are payable by the Borrower pursuant to Section 2.3(b) or (ii) any penalties except to the extent (y) assessed by reason of the inaccuracy in or breach by such Lender of any of its representations, warranties or covenants contained in any Operative Document (including, without limitation, its failure to provide Internal Revenue Service forms as may be required by the terms of this Agreement) or the inaccuracy or incompleteness of any form or document furnished by such Lender, or (z) assessed as a result of the gross negligence or willful misconduct of such Lender as determined by a court of competent jurisdiction in a final and non-appealable judgment. (g) Except as expressly set forth herein, it is agreed that all of the Borrower’s obligations with respect to Taxes are set forth in Section 2.10 and this Section 2.3 (other than Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim that is the obligation of the Borrower under an Operative Document). (h) The Borrower shall indemnify each Lender and the Security Trustee (and their respective successors and permitted assigns) on an after-tax basis, after receipt by the Borrower of written demand therefor describing in reasonable detail the subject of such demand, from and against any Other Taxes payable by such Person. At the request and expense of the Borrower, the amount, if any, payable by the Borrower under the preceding sentence shall be verified by an independent accounting firm selected by the Lender or the Security Trustee, as applicable, and reasonably acceptable to the Borrower, but the Borrower shall have no right to inspect any confidential information relating to such Lender or the Security Trustee. (i) The provisions of this Section 2.3 shall survive the repayment of the Loans, the expiration or termination of the Commitments, or the termination of this Credit Agreement or any provision hereof. Section 2.4 Method of Payment. Principal, Break Funding Loss, if any, and interest and, except to the extent expressly provided herein or in the Security Agreement, all other amounts due to any Lender hereunder shall be payable by the Borrower in Dollars in immediately available funds to the Security Trustee by wire transfer to the account of the Security Trustee as specified in Schedule IA for the account of such Lender not later than 11:00 a.m. (New York time) on the due date therefor. Payments made by the Borrower to the Security Trustee for the account of any Lender shall constitute payment by the Borrower to such Lender. The Security Trustee shall, no later than 2:00 p.m. (New York time) on the same day, remit all such amounts so received by it to the applicable Lender or Lenders to such address and in such manner (by wire transfer of immediately available funds if not otherwise specified) as

10 specified in Schedule I or as such Lender shall have otherwise designated to the Security Trustee in writing. Each such payment shall be made on the date such payment is due. If, as a result of the negligence of the Security Trustee, the Security Trustee fails to make any such payment as provided above after its receipt of funds at the place and by the time specified above, the Security Trustee shall compensate the Lenders for loss of use of funds at the Debt Rate. Section 2.5 Application of Payments. Each payment received by a Lender in respect of its Loans shall be applied, first, to the payment of any amount (other than principal of or interest on such Loans) then due in respect of such Loans, including, without limitation, Break Funding Loss, if any; second, to the payment of accrued interest on such Loans (as well as any interest on overdue principal, or, to the extent permitted by applicable law, on Break Funding Loss, if any, on interest and on other amounts due thereunder) due and payable to the date of such payment; and third, to the payment of the principal of such Loans then due thereunder (applied, in the case of a partial prepayment, against the Loans for which such prepayment is made). Section 2.6 Registration and Transfer of Loans. The Security Trustee shall keep a register (herein sometimes referred to as the “Register”) in which provisions shall be made for the recordation of (i) the names and addresses of the Lenders, (ii) the Commitments of, and outstanding principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (including the outstanding principal amounts of the Loans allocable to each Aircraft hereunder) and (iii) the transfer by any Lender of its Commitment and/or Loans (or any portion thereof) (including any Assignment pursuant to Section 8.1(d)). The Register shall be kept at the Corporate Trust Department, and the Security Trustee is hereby appointed “Registrar” for the purpose of recording the information described in the foregoing sentence in the Register. As a condition to any transfer of any Commitment and/or any Loan (or any portion thereof), the Security Trustee, upon the written direction of a Majority in Interest of Lenders, or the Borrower may require evidence of the compliance of such transfer with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), any other applicable securities or similar laws and any other applicable laws. Each Loan is a registered obligation and may be transferred only pursuant to, and in accordance with, the provisions of this Section 2.6 and Section 8.1(d). The Borrower and the Security Trustee shall deem and treat each Person in whose name Loans are recorded on the Register as a Lender and the absolute owner hereunder for the purpose of receiving payment of the principal of and the Break Funding Loss, if any, and interest on such Loans and for all other purposes, whether or not such Loans shall be overdue, and neither the Borrower nor the Security Trustee shall be affected by any notice to the contrary. All references in this Credit Agreement and the other Operative Documents to a “holder” of, or Lender in respect of, any Loans shall mean the Person in whose name such Loans are at the time recorded on the Register. By its execution of this Credit Agreement or a Transfer Supplement pursuant to and in accordance with Section 8.1(d), each Lender agrees to be bound by and to perform and comply with the provisions of this Credit Agreement, the Security Agreement and the other Operative Documents applicable to the Lenders. The Security Trustee shall permit the Borrower, any Lender or their respective nominees to inspect the Register during ordinary business hours and upon reasonable prior notice and notify the Lenders on request of the current contents of the Register. In addition to the foregoing, each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to

11 such Lender resulting from the Loans held by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. Section 2.7 Optional Prepayment. (a) The Borrower may for any reason prepay the Loans in respect of any Aircraft on any Payment Date, in whole at any time or from time to time in part. Such prepayment in whole (of the applicable Loan) shall be at a price, in addition to any other amounts payable to the Lenders hereunder and under the other Operative Documents, equal to the sum of the aggregate unpaid principal amount of the applicable Loans together with interest accrued thereon to the date of prepayment (but, for the avoidance of doubt, without any premium). Any such partial prepayment (i) shall be in an amount, determined by the Borrower, aggregating at least […***…] or an integral multiple thereof, (ii) shall include, on the date of prepayment, interest accrued on the Loans to be prepaid to the date of prepayment (but, for the avoidance of doubt, without any premium) and (iii) shall be applied to prepay the Loans designated in the related prepayment notice provided by the Borrower pursuant to the immediately succeeding sentence. An irrevocable notice of any prepayment pursuant to this Section 2.7(a) shall be given by the Borrower to the Facility Agent in the manner specified in Section 12.1 at least four Funding Business Days prior to the date fixed for prepayment. The Facility Agent shall give prompt written notice of any notice of prepayment received from the Borrower pursuant to this Section 2.7(a) to all Lenders and the Security Trustee as soon as the Facility Agent shall have received such notice, which notice shall specify the date of prepayment and the amount to be prepaid. For the avoidance of doubt, this Section 2.7(a) shall not apply to any prepayment made pursuant to Section 2.7(b) or Section 2.8. (b) The Borrower may prepay any Lender’s Loans (whether or not the Loans held by other Lenders are then subject to prepayment) on any Business Day to the extent permitted by Section 2.3, Section 2.10, Section 2.11 or Section 2.12 at a price, in addition to any other amounts payable to such Lender hereunder and under the other Operative Documents, equal to the sum of the aggregate unpaid principal amount of such Lender’s Loans together with interest accrued thereon to the date of prepayment, plus, if payment is not made on a Payment Date, Break Funding Losses, if applicable (but, for the avoidance of doubt, without any premium). An irrevocable notice of prepayment pursuant to this Section 2.7(b) shall be given by the Borrower to the affected Lender, with a copy to the Security Trustee, in the manner specified in Section 12.1 at least three Funding Business Days prior to the date fixed for prepayment and shall specify that it is a notice of prepayment pursuant to this Section 2.7(b) and the date fixed for prepayment. Section 2.8 Mandatory Prepayment. (a) To the extent required by Section 2.11, the Borrower shall prepay the Loans held by an affected Lender in full (whether or not the Loans held by other Lenders are then subject to prepayment) at a price, in addition to any other amounts payable to the affected Lender hereunder and under the other Operative Documents, equal to the sum of the aggregate unpaid principal amount of such affected Lender’s Loans, together with interest accrued thereon to the date of prepayment, plus Break Funding Loss, if applicable (but, for the avoidance of doubt, without any premium).

12 (b) If on any Payment Date (based on the most recent PDP report delivered by the Manufacturer pursuant to Section 5.6.1.1(ii) of the Manufacturer’s Consent and reporting by the Borrower): (x) […***…]; or (y) […***…]. (c) If the delivery date of an Aircraft […***…] and such Aircraft is terminated or cancelled by the Borrower under the applicable provision of the AGTA or the Purchase Agreement, then the Borrower shall, on the fifth Business Day following the date of occurrence of such, termination or cancellation, as the case may be, prepay the outstanding principal amount of the Loans associated with such Aircraft, together with accrued interest thereon to the date of such prepayment and Break Funding Loss (if any) but without any premium. (d) If the Borrower receives notice from the Manufacturer that an Aircraft will be delivered to the Borrower (or its designee) by the Manufacturer pursuant to the Purchase Agreement prior to the date of its Scheduled Repayment, then the Borrower shall on or prior to such date of delivery prepay the outstanding principal amount of the Loans associated with such Aircraft, together with accrued interest thereon to the date of such payment and Break Funding Loss (if any), but without any premium. For the avoidance of doubt, notwithstanding whether or not the Manufacturer delivers notice of an Aircraft’s delivery date pursuant to the immediately preceding sentence, the Borrower shall be required to prepay in full the Loans associated with an Aircraft prior to taking delivery of such Aircraft from the Manufacturer. Section 2.9 Break Funding Losses - When Payable. If any prepayment of principal of the Loans pursuant to Section 2.7 or Section 2.8 or pursuant to Article V of the Security Agreement is made on any date that is not a Payment Date, or any scheduled repayment is not made on the due date thereof, or, to the extent provided in any Borrowing Notice […***…] issued pursuant to Section 2.1(c), if for any reason (other than a default by any Lender) a Funding […***…] does not occur on a date specified therefor in such Borrowing Notice […***…], then the Borrower shall, on the date of prepayment, repayment or borrowing, as the case may be, or, if necessary to verify the amount of such Break Funding Loss, within two Business Days thereafter, pay to the Security Trustee for the account of each affected Lender such additional amounts as are necessary to reimburse such Lender for any Break Funding Loss incurred by such Lender as a result thereof. If a Lender transfers its Loans pursuant to Section 2.3(e), 2.10(c), 2.11 or 2.12 to a Person identified by the Borrower, the purchase price for such Loans will include such additional amounts as are necessary to reimburse such Lender for any Break Funding Loss incurred by such Lender as a result of such transfer; provided that, if necessary to verify the amount of such Break Funding Loss, such portion of such purchase price as is allocable to such Break Funding Loss shall be payable within two Business Days after the date of such transfer. Under the circumstances contemplated by this Section 2.9, each affected Lender shall furnish as promptly as practicable to the Borrower and the Security Trustee a certificate describing in reasonable detail the basis for the computation of any Break Funding

13 Loss, which certificate, in the absence of manifest error, shall be considered prima facie evidence of such amount for purposes of this Credit Agreement. Section 2.10 Increased Costs. (a) Subject to the limitations set forth in paragraph (c) below, the Borrower shall pay directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs that such Lender determines are attributable to its making or maintaining any Loans or its obligation to make any Loans hereunder, or any reduction in any amount received by such Lender hereunder in respect of any such Loans or such obligation (such increases in costs and reductions in amounts receivable (including any covered by clause (b) below) being herein called “Increased Costs”), resulting from any Regulatory Change that: (i) subjects any Lender to any Taxes (other than (and excluded from the Borrower’s responsibility) (A) Taxes payable by the Borrower pursuant to Section 2.3(b) and (B) Taxes described in clauses (w), (x), (y) or (z) of Section 2.3(b)) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (ii) imposes or modifies any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender, or any commitment of such Lender (including, without limitation, the Commitments of such Lender hereunder); or (iii) imposes any other condition affecting this Agreement (or any of such extensions of credit or liabilities) or its Commitments. (b) Without limiting the effect of the foregoing provisions of this Section 2.10 (but without duplication) and subject to the limitations in paragraph (c) below, the Borrower shall pay directly to each Lender from time to time on request such amounts as such Lender may determine to be necessary to compensate such Lender (or, without duplication, the bank holding company of which such Lender is a subsidiary) for any increase in its costs that it determines are attributable to the maintenance of Loans by such Lender (or any applicable lending office or such bank holding company), pursuant to any Regulatory Change. (c) Each Lender shall notify the Borrower of any event entitling such Lender to compensation under paragraph (a) or (b) of this Section 2.10 as promptly as practicable after such Lender obtains actual knowledge thereof; provided that (i) such Lender shall, with respect to compensation payable pursuant to this Section 2.10 in respect of any costs resulting from such event, only be entitled to payment under this Section 2.10 for costs incurred, and attributable to the period which started […***…] of such notice by the Borrower by each Lender, (ii) each Lender will at the sole cost of the Borrower (so long as the Borrower receives reasonable advance notice of any such costs to be claimed), use commercially reasonable efforts to (A) designate a different lending office for the Loans of such Lender affected by such event or (B) adjust the financing structure of the Loans in consultation with the Borrower and the Facility Agent if such designation or adjustment will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, and (iii) no Lender shall discriminate against the Borrower compared to similarly

14 situated borrowers in aircraft finance transactions in making any claim for compensation under this Section 2.10 and shall treat the Borrower no less favorably than such Lender’s other similarly situated borrowers in similarly situated aircraft finance transactions. Each Lender will furnish to the Borrower a certificate setting forth the basis and amount of each request by such Lender for compensation under paragraph (a) or (b) of this Section 2.10, which shall include such non-proprietary technical information as is reasonably required to establish its costs or rate of return. Determinations and allocations by any Lender for purposes of this Section 2.10 of the effect of any Regulatory Change pursuant to paragraph (a) or (b) of this Section 2.10, or of the effect of capital maintained pursuant to paragraph (b) of this Section 2.10, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Lender under this Section 2.10, shall be conclusive absent manifest error, provided that such determinations and allocations are made on a reasonable basis. Section 2.11 Illegality. Notwithstanding any other provisions of this Agreement, in the event that after the date of this Agreement the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority of competent jurisdiction asserts that it is unlawful, for any Lender to honor its obligation to make or maintain Loans hereunder (and, in the sole opinion of such Lender, the designation of a different lending office or the taking of such other reasonable steps (not involving the incurrence of any material cost or expense and not implying any obligation of sale or transfer by such Lender of its Loans) would either not avoid such unlawfulness or would be disadvantageous to such Lender) (an “Illegality Change”), then such Lender shall promptly notify the Borrower thereof (with a copy to the Security Trustee) and such Lender’s obligation to make Loans shall be suspended until such time as such Lender may again make and maintain Loans and the Borrower shall prepay the Loans of such Lender then outstanding hereunder together with accrued interest thereon and all other amounts payable to such Lender hereunder (including any Break Funding Losses, if any) on the last day of the then current Interest Period with respect thereto or earlier if necessary to avoid such illegality; provided that before making any such demand, such Lender agrees, at the sole cost of the Borrower upon giving the Borrower reasonable advance notice of the cost to be incurred, to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to transfer this facility to a different lending office if the making of such transfer would allow the Lender or its lending office to continue to perform its obligations to fund or maintain Loans to the Borrower, and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. Section 2.12 Market Disruption. (a) If a Market Disruption Event occurs in relation to the Loans for any Interest Period, then the rate of interest on each affected Lender’s share of that outstanding Loan amount for such Interest Period shall be the percentage rate per annum which is the sum of (a) the Applicable Margin, plus (b) the rate […***…], plus (c) Increased Costs (as specified in Section 2.10) (if any). The continuation of a Market Disruption Event and the rate notified by the Facility Agent to the Borrower of the Lenders’ cost related to a Market Disruption Event shall be conclusive for any Interest Period absent manifest error. The notification by the Facility Agent of a rate to the Borrower shall constitute a certification by each Lender to the Borrower that the rate so provided is an accurate and fair calculation of […***…].

15 (b) During a period of 30 days following the reception of notice of a Market Disruption Event arising under clause (b) of the definition thereof the Facility Agent, each affected Lender and the Borrower shall negotiate in good faith in order to arrive at a mutually acceptable alternative basis for determining the interest rate applicable to the affected Lenders. At any time following the receipt of such notice by the Borrower, the Borrower shall have the right (i) to require any affected Lender to assign its interest in its Loan, its Commitment and other rights and obligations hereunder to a transferee (selected by the Borrower and consented to by the Facility Agent) pursuant and subject to Section 8.1(d) for a purchase price equal to the unpaid principal amount of the affected Loans then outstanding together with interest accrued thereon, Break Funding Losses (if any) as if such Loans have been prepaid and any other amounts owed hereunder, owing to such Lender as of the date of payment, and (ii) to cancel the affected Commitment and prepay in full the affected Loans in accordance with Section 2.7(b), in each case of any Lender claiming such Market Disruption Event together with interest accrued thereon, Break Funding Losses (if any) and any other amounts owed hereunder, owing to such Lender at the date of prepayment. Section 2.13 Execution. By execution and delivery hereof, each Original Lender requests and directs the Security Trustee to execute and deliver the Security Agreement (including each Security Agreement Supplement), and the Security Trustee agrees to do so. Section 2.14 Application of Proceeds from the Collateral. After an Event of Default shall have occurred and be continuing and the unpaid principal in respect of all Loans then outstanding and accrued interest thereon shall have become (or be deemed to be) due and payable, the Security Trustee shall promptly apply any payments received, any amounts then held and any amounts realized by the Security Trustee with respect to the Collateral in the exercise of remedies pursuant to Section 5.2 of the Security Agreement in the manner set forth in Section 4.1 of the Security Agreement. Section 2.15 Commitment Fee. The Borrower shall pay to the Security Trustee for the account of each Lender a commitment fee (the “Commitment Fee”) […***…] provided that no Commitment Fee shall be payable to a Lender that is a Defaulting Lender. The accrued Commitment Fee shall be due and payable on each Payment Date. Section 2.16 Benchmark Replacement (a) Benchmark Transition Event. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the setting of the then-current Benchmark, then if a Benchmark Replacement is determined in accordance with the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Operative Document in respect of any Benchmark setting at or after 10:00 a.m. (New York City time) on the fifth Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Operative Document so long as the Facility Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Majority in Interest of Lenders.

16 (b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Facility Agent will propose and the Borrower, acting reasonably, will review and consent in good faith (placing reasonable emphasis to remain substantially consistent with the terms of this Agreement and any other Operative Document) to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Operative Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Operative Document. (c) Notices; Standards for Decisions and Determinations. The Facility Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Facility Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.16(d) and (v) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Facility Agent (and, where applicable, with the consent of the Borrower, such consent not to be unreasonably withheld) or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.16, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and without consent from any other party to this Agreement or any other Operative Document, except, in each case, as expressly required pursuant to this Section 2.16. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Operative Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Facility Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Facility Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non- representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Facility Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a Term SOFR Funding of Term SOFR Loans to be made during any Benchmark Unavailability Period.

17 Section 2.17 Increase in Commitment. (a) Increase Request. The Borrower may by written notice to the Facility Agent request, prior to the Maturity Date, an increase to the existing Commitments. Such notice shall specify (i) the date (the “Increase Effective Date”) on which the Borrower proposes that the increased Commitments shall be effective, which shall be (A) a Payment Date and (B) a date not less than 10 Business Days after the date on which such notice is delivered to the Facility Agent and (ii) the identity of each assignee to whom the Borrower proposes any portion of such increased Commitments be allocated (each, a “New Lender”) and the amounts of such allocations; provided that any existing Lender approached to provide all or a portion of the increased Commitments may elect or decline, in its sole discretion, to provide such increased Commitment. (b) Conditions. The increased Commitments shall become effective, as of the Increase Effective Date provided that: (i) all representations and warranties contained in this Agreement and the other Operative Documents shall be true and correct in all material respects on and as of the date of the Increase Effective Date with the same effect as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date and in such case as of such date; (ii) no Event of Default shall have occurred and be continuing or would result from giving effect to the increased Commitments on the Increase Effective Date; and (iii) after giving effect to the increased Commitments, as of any date of determination, the Total Commitment shall not exceed the $300,000,000. (c) Terms of Commitments. The terms and provisions of the increased Commitments (and any Loans made pursuant to such increased Commitments) shall be identical to the Loans. (d) Adjustment of Loans. Each of the existing Lenders shall assign to each of the New Lenders, and each of the New Lenders shall purchase from each of the existing Lenders, at the principal amount thereof (together with accrued interest), such interests in the Loans outstanding on the Increase Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, the Loans will be held by the existing Lenders and New Lenders ratably in accordance with their Commitments after giving effect to the increased Commitments on the Increase Effective Date. If there is a new borrowing of Loans on the Increase Effective Date, the Lenders after giving effect to the Increase Effective Date shall make such Loans in accordance with Section 2.01 and 2.02. (e) Equal and Ratable Benefit. The Loans and Commitments established pursuant to this paragraph shall constitute the Loans and Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Operative Documents and shall, without limiting the foregoing, benefit equally and ratably from the security interests created by the Security Agreement.

18 (f) Lender’s Failure to Respond. Any Lender that does not respond to a request for a Commitment increase shall be deemed to have declined such request. ARTICLE III CONDITIONS PRECEDENT Section 3.1 The Effective Date and Conditions Precedent to Closing Date. The obligations of the parties shall commence and be effective upon the Effective Date. The obligation of the Original Lenders to make the first Funding on the Closing Date, as contemplated by Article II, is subject to the fulfillment (or the waiver by the Lenders) prior to or on the Closing Date of the following conditions precedent: (a) No change shall have occurred after the date of this Credit Agreement in applicable law or regulations thereunder or interpretations thereof by appropriate regulatory authorities or any court that would make it a violation of law or governmental regulations for the Lenders to make their Commitments available. (b) This Credit Agreement and the following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto (other than the Lenders), shall be in full force and effect and executed counterparts (or copies thereof where indicated) thereof shall have been delivered to the Lenders: (i) the Security Agreement; (ii) the Guarantee; (iii) the Fee Letter; (iv) the Manufacturer’s Consent (attaching as an exhibit thereto the “Assigned Purchase Agreement” (as defined in the Manufacturer’s Consent)); (v) a confirmation of the Borrower that each Manufacturer Agreement has been executed by each party thereto and remains in full force and effect and no default (however defined) shall have occurred under any Manufacturer Agreement; and (vi) the Engine Manufacturer’s Consent. (c) (i) A Uniform Commercial Code financing statement shall have been duly filed (or shall be in the process of being so duly filed), in each case, by counsel to the Lenders, in all places necessary or desirable within the State of Nevada. (ii) The Original Lenders shall have received a lien search conducted in the State of Nevada in respect of the Borrower, in form and substance reasonably satisfactory to the Facility Agent, reflecting the absence of Liens on the Collateral on the Closing Date, other than Permitted Liens not Of Record.

19 (d) The Original Lenders shall have received the following: (i) a certificate dated the Closing Date of the Secretary or Assistant Secretary of each of the Borrower and the Guarantor, certifying as to (A) a copy of the resolutions of the Board of Directors of the Borrower or the Guarantor, as the case may be, or the executive committee thereof duly authorizing the transactions contemplated hereby and the execution, delivery and performance by the Borrower or the Guarantor, as the case may be, of each of the Operative Documents to which it is a party and any other documents required to be executed and delivered by the Borrower or the Guarantor, as the case may be, in accordance with the provisions hereof and (B) a copy of the Certificate of Incorporation or the Certificate of Formation, as applicable, and By-Laws or Operating Agreement, as applicable, of the Borrower or the Guarantor, as the case may be, as in effect on the Closing Date; (ii) a certificate or other evidence from the Secretary of State of the State of Nevada, dated as of a date reasonably near the Closing Date, as to the due incorporation and good standing of the Borrower and the Guarantor in such state; (iii) an incumbency certificate of the Borrower and the Guarantor as to the person or persons authorized to execute and deliver the Operative Documents to which it is a party and any other documents to be executed by the Borrower or the Guarantor, as the case may be, in connection with the transactions contemplated hereby and the specimen signatures of such person or persons; (iv) one or more certificates (including an incumbency certificate) of the Security Trustee certifying to the reasonable satisfaction of the Original Lenders as to the due authorization, execution, delivery and performance by the Security Trustee of each of the Operative Documents to which the Security Trustee is a party and any other documents to be executed by or on behalf of the Security Trustee in connection with the transactions contemplated hereby or thereby; and (v) such other documentation or information concerning the Borrower, the Guarantor or the Security Trustee as shall reasonably be required to be obtained by the Original Lenders to satisfy the “know your customer” requirements of the Original Lenders, the Facility Agent and the Security Trustee. (e) On the Closing Date, the following statements shall be correct: (i) the representations and warranties of the Borrower and the Guarantor herein and in the Guarantee, as applicable, are correct as though made on and as of such date, except to the extent such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date); and (ii) no event has occurred and is continuing that constitutes an Event of Default.

20 (f) Each of the Security Trustee and each Original Lender shall have received opinions addressed to it from (A) the General Counsel to the Borrower and the Guarantor, with respect to Nevada law, (B) Vedder Price, P.C., special counsel to the Original Lenders, with respect to New York law and such other matters as may be required by them, and (C) Parr Brown Gee & Loveless, special counsel to the Security Trustee. (g) Each of the Security Trustee and each Original Lender shall have received a certificate or certificates signed by the chief financial or accounting officer, any Executive Vice President, any Senior Vice President, the Treasurer, any Vice President, any Assistant Vice President or any Assistant Treasurer (or any other Responsible Officer) of the Borrower and the Guarantor, dated the Closing Date, certifying as to the correctness of each of the matters stated in Section 3.1(e). (h) Each Original Lender shall have received a certificate from the Security Trustee dated the Closing Date, signed by an authorized officer of the Security Trustee, certifying that no Security Trustee Liens exist, and further certifying as to the correctness of each of the matters stated in Section 7.1. (i) Each Original Lender shall have received (i) either an opinion or an officer’s certificate from the Manufacturer, in each case in the Manufacturer’s customary form, and (ii) a legal opinion from the Engine Manufacturer, in the Engine Manufacturer’s customary form. (j) The Borrower shall have paid the Structuring Fee and the Facility Agent Fee on the Effective Date to the Security Trustee in immediately available funds. (k) No action or proceeding shall have been instituted nor shall any governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Closing Date to set aside, restrain, enjoin or prevent the completion and consummation of this Credit Agreement or the transactions contemplated hereby. (l) There has been no material adverse change in the business or financial condition of the Borrower and the Guarantor taken as a whole since June 30, 2022, which could reasonably be expected to have a material adverse effect on the ability of the Borrower and the Guarantor to perform its obligations under the Operative Documents. (m) There shall be no continuing Market Disruption Event that has a material adverse change that increases the financing costs of the Lenders. (n) (i) No later than five Funding Business Days prior (or four Funding Business Days prior, if the confirmation from the Manufacturer referenced below has not been received by the Borrower by such fifth Funding Business Day prior) to the Closing Date, the Facility Agent shall have received a report from the Borrower attaching a copy of the most recent confirmation delivered by the Manufacturer pursuant to Section 5.6.1.1(i) of the Manufacturer’s Consent, demonstrating that the Manufacturer has received (A) the PDPs that are due and payable for all Aircraft (as the same may, from time to time, be adjusted pursuant to the Purchase Agreement) and (B) […***…] all other PDPs (if applicable) as of such Closing Date

21 for the Aircraft which will have PDPs financed […***…] pursuant to such Funding and (ii) within one Funding Business Day of receipt of the report referenced in the foregoing clause (i), the Facility Agent shall have provided written confirmation to the Original Lenders that the calculations set forth in such report are correct; provided that if the Facility Agent shall have neither provided such confirmation nor objected to the calculations set forth in such report by such date, the Facility Agent shall be deemed to have confirmed its acceptance of the same. (o) The Facility Agent shall have received confirmation from the Manufacturer that there are no PDP payment obligations due and owing by the Borrower as of such date under the Purchase Agreement. Section 3.2 Conditions Precedent to Subsequent Funding Dates. The obligation of the Lenders to make a Funding on each Funding Date after the Closing Date […***…], as contemplated by Article II, is subject to the fulfillment (or the waiver by the Lenders) prior to or on such Funding Date of the following conditions precedent: (a) No change shall have occurred after the date of this Credit Agreement in applicable law or regulations thereunder or interpretations thereof by appropriate regulatory authorities or any court that would make it a violation of law or governmental regulations for the Lenders to make their Commitments available. (b) On such Funding Date, the following statements shall be correct: (i) the representations and warranties of the Borrower and the Guarantor herein and in the Guarantee, as applicable, are correct as though made on and as of such date, except to the extent such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date); and (ii) no event has occurred and is continuing that constitutes an Event of Default. (c) No action or proceeding shall have been instituted nor shall any governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of such Funding Date to set aside, restrain or enjoin this Credit Agreement or the transactions contemplated hereby. (d) A Borrowing Notice […***…] in respect of such Funding shall have been duly authorized, executed and delivered by the Borrower, shall be in full force and effect and executed counterparts (or copies thereof where indicated) thereof shall have been delivered to the Lenders. (e) The Purchase Agreement shall not have been (i) terminated pursuant to the relevant provision of the AGTA or cancelled for breach or (ii) cancelled with respect to the Eligible Aircraft which will have PDPs financed […***…] pursuant to such Funding. (f) (i) No later than the second Funding Business Day (or third Funding Business Day, if the confirmation from the Manufacturer referenced below has not been received by the Borrower by such second Funding Business Day) in the month of such Funding, the Facility Agent shall have received a report from the Borrower attaching a copy of the most

22 recent confirmation delivered by the Manufacturer pursuant to Section 5.6.1.1(i) of the Manufacturer’s Consent, demonstrating that the Manufacturer has received (A) the PDPs that are due and payable for all Aircraft (as the same may, from time to time, be adjusted pursuant to the Purchase Agreement) and (B) […***…] and all other PDPs (if applicable) as of such Funding Date for the Aircraft which will have PDPs financed […***…] pursuant to such Funding and (ii) within one Funding Business Day of receipt of the report referenced in the foregoing clause (i), the Facility Agent shall have provided written confirmation to the Lenders that the calculations set forth in such report are correct; provided that if the Facility Agent shall have neither provided such confirmation nor objected to the calculations set forth in such report by such date, the Facility Agent shall be deemed to have confirmed its acceptance of the same. (g) The Facility Agent shall have received a copy of the invoice from the Manufacturer in respect of the PDPs paid or to be paid by the Borrower on or before such Funding Date. (h) The Facility Agent shall have received confirmation from (i) the Manufacturer that there are no supplemental agreements or modifications to the Purchase Agreement that changes the Net Purchase Price from the pricing set forth in the Manufacturer’s Consent (excluding, for the avoidance of doubt, BFE) and (ii) the Borrower of (a) the amount of any “Optional Features” then contracted in respect of such Aircraft and (b) any known or contracted increases of the price of an Aircraft resulting from changes incorporated into such Aircraft pursuant to Article 3 (Regulatory Requirements and Certificates) and Article 4 (Detail Specifications, Changes) of the AGTA (as referenced in Schedule 1, Part B, Paragraph 1 to the Manufacturer’s Consent), and (c) the contracted cost of BFE for such Aircraft. (i) The Facility Agent shall have received confirmation from the Manufacturer that there are no outstanding payment obligations due and owing by the Borrower as of such date under the Purchase Agreement. ARTICLE IV THE FACILITY AGENT Section 4.1 Acceptance of Duties. Each Lender hereby appoints, and Helaba hereby accepts for so long as it is a Lender, Helaba as Facility Agent. Helaba hereby agrees to perform the following duties in its capacity as Facility Agent: (a) pursuant to, in accordance with and subject to the terms of, Section 2.2 and Section 2.12 to (i) establish the Debt Rate on the Loans from time to time, (ii) notify the Borrower of the interest on the Loans expected to accrue during each Interest Period and (iii) provide the Borrower with notice of the aggregate amount of interest that will be actually due and payable on the Loans on each Payment Date; and (b) wherever it is necessary or contemplated under or in respect of this Credit Agreement or under any of the other Operative Documents for the Lenders acting together, or a Majority in Interest of Lenders, to form an opinion or make a decision upon or consent to any matter or to give instructions or directions of any kind or nature to the Security

23 Trustee or to any other Person, as the case may be, upon any matter, then the Facility Agent shall be responsible for ascertaining the opinion, decision or instructions of each Lender concerned and making known to the Security Trustee or to such other Person, as the case may be, the opinion formed, the decision made or the instructions of, the Lenders acting together or the Majority in Interest of Lenders, as the case may be. The Facility Agent shall not be responsible to any Lender for any action taken or omitted to be taken by it hereunder or under any other document, agreement or instrument referred to or provided for herein or in connection herewith, except for its own gross negligence or willful misconduct, and each of the Lenders agrees that it will not assert or seek to assert against any director, officer or employee of the Facility Agent any claim it might have against any of them in respect of such matters. Nothing herein or in any of the other Operative Documents shall require the Facility Agent to expend or risk its own funds or otherwise incur any financial liability in the exercise of any of its rights hereunder or under any other Operative Document. The Facility Agent shall be entitled to a non-refundable fee of $20,000 per year (plus VAT, if applicable), payable on the Effective Date and on each anniversary thereof falling prior to the Maturity Date, annually in advance (such fee, the “Facility Agent Fee”) pursuant to Section 8.1. Section 4.2 Absence of Duties. The Facility Agent shall have no duty to confirm, verify or inquire into the failure to receive the opinion, decision or instructions of any of the Lenders. Notwithstanding the foregoing, the Facility Agent shall, as promptly as possible, make known the opinion, decision or instructions of the Lenders or the Majority in Interest of Lenders to the Security Trustee or to any other interested person, as the case may be. Section 4.3 No Representations or Warranties. The Facility Agent, in its capacity as such but not as a Lender hereunder, shall not be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Credit Agreement, any other Operative Document or any other document or instrument, or as to the correctness of any statement (other than a statement by the Facility Agent under Section 4.1(a)) contained herein or therein, except that the Facility Agent hereby represents and warrants that each of the said specified documents to which it is a party has been or will be duly executed and delivered by one of its officers who is and will be duly authorized to execute and deliver such documents on its behalf. Section 4.4 Reliance; Agents. As between the Facility Agent and any Lender, the Facility Agent shall be entitled to rely upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Facility Agent may accept a copy of a resolution of the Board of Directors or any applicable committee thereof of any Lender, certified by the Secretary or an Assistant Secretary of such Lender, as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As between the Facility Agent and any Lender, as to any matters not expressly provided for by this Credit Agreement, the Facility Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by a Majority in Interest of Lenders, and such instructions of a Majority in Interest of Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

24 The Facility Agent may perform its powers and duties hereunder either directly or through agents or attorneys and may, at the expense of the Lenders (but without expense or liability to the Borrower) consult with independent skilled persons to be selected and employed by it, and the Facility Agent shall not be liable to any Lender for anything done, suffered, or omitted in good faith by it in accordance with the written advice or opinion of any such independent skilled persons acting within such persons’ area of competence (so long as the Facility Agent shall have exercised reasonable care in selecting such persons). Section 4.5 Resignation or Removal of Facility Agent. The Facility Agent may resign at any time by giving at least 30 days’ prior written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the acceptance of a successor Facility Agent and to be at no cost or expense to the Borrower. In addition, the Facility Agent may be removed at any time with or without cause by a Majority in Interest of Lenders, such removal to be effective upon the acceptance of a successor Facility Agent. Upon any such resignation or removal, a Majority in Interest of Lenders shall have the right to appoint a successor Facility Agent; provided that so long as no Event of Default has occurred and is continuing, no successor Facility Agent may be appointed without the Borrower’s consent, such consent not to be unreasonably withheld. If no successor Facility Agent shall have been so appointed by a Majority in Interest of Lenders and shall have accepted such appointment within 30 days after the retiring Facility Agent’s giving of notice of resignation or the Majority in Interest of Lenders’ removal of the retiring Facility Agent, then the retiring Facility Agent may, on behalf of the Lenders, appoint a successor Facility Agent that shall be a bank having a combined capital and surplus of at least $500,000,000. In addition, any successor Facility Agent, however appointed as Facility Agent, shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Facility Agent, and the retiring Facility Agent shall thereupon be discharged from its duties and obligations hereunder. After any retiring Facility Agent’s resignation or removal hereunder as Facility Agent, the provisions of this Article IV shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Facility Agent. Section 4.6 Erroneous Payments by Facility Agent. (a) If the Facility Agent (x) notifies a Lender, or any Person who has received funds on behalf of a Lender (any such Lender or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Facility Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Facility Agent) received by such Payment Recipient from the Facility Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Facility Agent pending its return or repayment as contemplated below in this Section 4.6 and held in trust for the benefit of the Facility Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to)

25 promptly, but in no event later than two Business Days thereafter (or such later date as the Facility Agent may, in its sole discretion, specify in writing), return to the Facility Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Facility Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Facility Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Facility Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Facility Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender or any Person who has received funds on behalf of a Lender (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Facility Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Facility Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Facility Agent (or any of its Affiliates), or (z) that such Lender, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case: (i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Facility Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Facility Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Facility Agent pursuant to this Section 4.6(b). For the avoidance of doubt, the failure to deliver a notice to the Facility Agent pursuant to this Section 4.6(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 4.6(a) or on whether or not an Erroneous Payment has been made. (c) Each Lender hereby authorizes the Facility Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Operative Document, or otherwise payable or distributable by the Facility Agent to such Lender under any Operative Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Facility Agent has demanded to be returned under preceding Section 4.6(a).

26 (d) (i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Facility Agent for any reason, after demand therefor in accordance with preceding Section 4.6(a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Facility Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Facility Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Facility Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an assignment as provided in Section 2.6 and Section 8.1(d) with respect to such Erroneous Payment Deficiency Assignment, (B) the Facility Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Facility Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, (D) the Facility Agent and the Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Facility Agent will reflect in the Certificate Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. (ii) Subject to Section 2.6 (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise)), the Facility Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Facility Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Facility Agent on or with respect to any such Loans acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by the Facility Agent) and (y) may, in the sole discretion of the Facility Agent, be reduced by any amount specified by the Facility Agent in writing to the applicable Lender from time to time. (e) The parties hereto agree that (x) irrespective of whether the Facility Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion

27 thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Facility Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, to the rights and interests of such Lender, as the case may be) under the Operative Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Secured Obligations under the Operative Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Secured Obligations in respect of Loans that have been assigned to the Facility Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Secured Amounts owed by the Borrower or any Guarantor; provided that this Section 4.6 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the obligations of the Borrower relative to the amount (and/or timing for payment) of the obligations that would have been payable had such Erroneous Payment not been made by the Facility Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Facility Agent from the Borrower for the purpose of making such Erroneous Payment. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Facility Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 4.6 shall survive the resignation or replacement of the Facility Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Secured Amounts (or any portion thereof) under any Operative Document. Section 4.7 Facility Agent as Lender. Nothing contained in this Article IV: (a) shall diminish in any respect any duties or obligations, or enhance in any respect any rights, of the Facility Agent as a Lender under this Credit Agreement or any other Operative Document or (b) shall diminish in any respect any rights, or enhance in any respect any duties or obligations, of the Borrower or the Security Trustee under this Credit Agreement or any other Operative Document. ARTICLE V EXTENT OF INTEREST OF LENDERS Section 5.1 Interest of Lenders. A Lender shall have no further interest in, or other right with respect to, the Collateral when and if all amounts due and owing to it under this Credit Agreement and the other Operative Documents shall have been paid in full.

28 ARTICLE VI BORROWER’S REPRESENTATIONS, WARRANTIES AND INDEMNITIES Section 6.1 Representations and Warranties of Borrower. The Borrower represents and warrants on the date hereof and on each Funding Date (as well as, in the case of the representations and warranties in Sections 6.1(k), (m), (n) and (o) on each other Payment Date) that: (a) the Borrower is a limited liability company duly formed and validly existing in good standing under the laws of the State of Nevada, has the limited liability company power and authority to own or hold under lease its properties and to enter into and perform its obligations under the Operative Documents to which it is a party and is duly qualified to do business as a foreign corporation in good standing in each state in which failure to so qualify would have a material adverse effect on the consolidated financial condition of the Borrower and its subsidiaries, considered as a whole; (b) the execution, delivery and performance by the Borrower of this Credit Agreement and the other Operative Documents to which the Borrower is a party have been duly authorized by all necessary corporate action on the part of the Borrower, do not require any stockholder approval or approval or consent of any trustee or holder of any indebtedness or obligations of the Borrower, except such as have been duly obtained and are in full force and effect, and do not contravene any law, governmental rule, regulation, judgment or order binding on the Borrower or the Certificate of Formation or Limited Liability Company Agreement of the Borrower or contravene or result in a breach of, or constitute a default under, or result in the creation of any Lien (other than as permitted under the Security Agreement) upon the property of the Borrower under, any indenture, mortgage, contract or other agreement to which the Borrower is a party or by which it or any of its properties may be bound or affected; (c) neither the execution and delivery by the Borrower of this Credit Agreement and the other Operative Documents to which it is a party, nor the consummation by the Borrower of any of the transactions contemplated hereby or thereby, requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action in respect of any Federal, state or foreign governmental authority or agency, except for (i) the filing of a financing statement (as provided for in Section 3.1(c)) with respect to the security interests created by the Security Agreement under the Uniform Commercial Code of Nevada (and continuation statements at periodic intervals), (ii) such action, as a result of any act or omission by the Original Lenders or any of their respective Affiliates, as may be required under the United States federal securities laws or the securities or other laws of any state thereof or any other jurisdiction applicable to offers and sales of the Loans or interests therein or similar instruments and (iii) such action required of Borrower or Guarantor under the United States federal securities laws or the securities or other laws of any state thereof; (d) this Credit Agreement and each other Operative Document to which the Borrower is a party have been duly executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as the same may be limited by bankruptcy, insolvency,

29 reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity and except, in the case of the Security Agreement, as limited by applicable laws that may affect the remedies provided in the Security Agreement, which laws, however, do not make the remedies provided in the Security Agreement inadequate for the practical realization of the rights and benefits intended to be provided thereby; (e) the Borrower is not an investment company or a company controlled by an investment company within the meaning of the Investment Company Act of 1940, as amended; (f) neither the Borrower nor any Person authorized to act on its behalf (it being agreed that no Lender is authorized to act on the Borrower’s behalf for this purpose) has directly or indirectly offered any interest in the Loans for sale to, or solicited any offer to acquire any of the same from, in a manner that would violate the Securities Act; (g) there are no pending or (to the best of the Borrower’s knowledge) threatened actions or proceedings before any court, arbitrator or administrative agency which individually (or in the aggregate in the case of any group of related lawsuits) is expected to have a material and adverse effect on the financial condition of the Borrower or the ability of the Borrower to perform its obligations under the Operative Documents to which it is a party and no nationalization or expropriation of all or substantially all of the assets of the Borrower; (h) each of the Manufacturer Agreements is in full force and effect, no default (however defined in such Manufacturer Agreement) is continuing under a Manufacturer Agreement which would give the Manufacturer or the Engine Manufacturer the right to terminate such Manufacturer Agreement and, to the knowledge of the Borrower, neither the Manufacturer nor the Engine Manufacturer is in default of its obligations thereunder. Except for Permitted Liens or as otherwise contemplated by the Operative Documents, the Borrower has not assigned or granted any Lien in its rights under either Manufacturer Agreement in respect of any of the Aircraft or the Engines; (i) the Borrower has filed or caused to be filed all federal, state, local and foreign tax returns which are required to be filed and has paid or caused to be paid or provided adequate reserves for the payment of all Taxes shown to be due and payable on such returns or on any assessment received by the Borrower, to the extent that such Taxes have become due and payable, except (i) except to the extent being contested in good faith and by appropriate proceedings and for the payment of which adequate reserves have been provided in accordance with GAAP or (ii) such returns or Taxes as to which the failure to file or pay, as the case may be, could not be reasonably expected to materially and adversely affect the assets, operations or financial condition, of the Borrower; (j) none of the written information furnished by or on behalf of the Borrower to the Facility Agent or any Lender in connection with the negotiation of this Agreement or the other Operative Documents delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or

30 omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made and taken as a whole, not misleading; (k) payment to the Manufacturer of the Loan proceeds […***…] will, to the extent of such payment, satisfy the PDP obligations of the Borrower to the Manufacturer; (l) on and from the Closing Date the Collateral will be free and clear of all Liens (except Liens contemplated by the Security Agreement and Permitted Liens); (m) no action has been taken or event has occurred that increases the amount payable by the Lenders to purchase the Aircraft following enforcement above the Net Purchase Price (excluding BFE); (n) the information in Schedule II, as updated from time to time pursuant to Section 11.1(g) is accurate and correct; (o) there are no provisions in the unassigned portions of the Manufacturer Agreements which will adversely affect (i) the Collateral, or (ii) the Lenders’ right to purchase each Aircraft for an amount not to exceed the Net Purchase Price (excluding BFE); and (p) (i) the Borrower is not acting for any Sanctioned Person in connection with this Credit Agreement and the other Operative Documents; (ii) none of (x) the Borrower, or (y) to the knowledge of the Borrower, any agent, subsidiary or Affiliate of the Borrower that will act in any capacity in connection with or benefit from the transactions contemplated hereby, is a Sanctioned Person; and (iii) neither any Funding advanced on the date this representation is being made or repeated nor the use of proceeds of such Funding will cause a violation by the Borrower of Anti-Corruption Laws applicable to the Borrower and its Affiliates, AML Laws applicable to the Borrower and its Affiliates or applicable Sanctions. Section 6.2 General Indemnity. (a) Claims Defined. For the purposes of this Section 6.2, “Claims” shall mean any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs or expenses of whatsoever kind and nature (whether or not on the basis of negligence, strict or absolute liability or liability in tort) that may be imposed on, incurred by, suffered by or asserted against an Indemnitee, as defined herein, and, except as otherwise expressly provided in this Section 6.2, shall include all reasonable out-of-pocket costs, disbursements and expenses (including reasonable out-of-pocket legal fees and expenses) of an Indemnitee in connection therewith or related thereto. (b) Indemnitee Defined. For the purposes of this Section 6.2, “Indemnitee” means each Lender, the Facility Agent, the Security Trustee and their respective successors and permitted assigns, agents and servants, officers, employees and directors (the respective agents, servants, officers, employees and directors of each of the foregoing Indemnitees, as applicable, together with such Indemnitee, being referred to herein collectively as the “Related Indemnitee Group” of such Indemnitee); provided that such Persons shall, to the extent they are not signatories to this Credit Agreement, have expressly agreed in writing to be bound by the terms of this Section 6.2 prior to, or concurrently with, the making of a Claim

31 hereunder. If an Indemnitee fails to comply with any duty or obligation under this Section 6.2 with respect to any Claim, such Indemnitee shall not, to the extent such failure was prejudicial to the Borrower, be entitled to any indemnity with respect to such Claim under this Section 6.2. (c) Claims Indemnified. Subject to the exclusions stated in subsection (d) of this Section 6.2, the Borrower agrees to indemnify, protect, defend and hold harmless each Indemnitee against Claims resulting from or arising out of (i) this Credit Agreement, the Security Agreement or any other Operative Document or any of the transactions contemplated hereby or thereby and (ii) any breach of or failure to perform or observe, or any other non-compliance with, any covenant, condition or agreement or other obligation to be performed by the Borrower under any of the Operative Documents, or the falsity of any representation or warranty of the Borrower in any of the Operative Documents. (d) Claims Excluded. The following are excluded from the Borrower’s agreement to indemnify an Indemnitee under this Section 6.2: (i) Any Claim to the extent such Claim is attributable to acts or events occurring (x) after the Loans shall have been paid in full and the Commitments have been permanently terminated or (y) with respect to any Eligible Aircraft and its related Collateral, after the same has been released from the Lien of the Security Agreement pursuant to the terms thereof; (ii) Any Claim to the extent such Claim is, or is attributable to, a Tax, whether or not the Borrower is required to indemnify therefor under Section 2.3; (iii) Any Claim to the extent such Claim is attributable to the gross negligence or willful misconduct of such Indemnitee or such Indemnitee’s Related Indemnitee Group; (iv) Any Claim to the extent such Claim is attributable to the noncompliance by such Indemnitee or such Indemnitee’s Related Indemnitee Group with any of the terms of, or any misrepresentation by such Indemnitee or such Indemnitee’s Related Indemnitee Group contained in, this Credit Agreement or any other Operative Document to which such Indemnitee or any of such Related Indemnitee Group is a party or any agreement relating hereto or thereto; (v) Any Claim to the extent such Claim constitutes a Permitted Lien which, if Of Record, ranks junior in priority to the Lien of the Security Agreement; (vi) Any Claim to the extent such Claim is attributable to the offer, sale, assignment, transfer, participation or other disposition (whether voluntary or involuntary) by or on behalf of such Indemnitee of any of the Loans or all or any part of such Indemnitee’s interest in the Operative Documents (other than a transfer by such Indemnitee of its interest in the Collateral pursuant to Article V of the Security Agreement);

32 (vii) Any Claim to the extent such Claim is attributable to a failure on the part of the Security Trustee to distribute in accordance with this Credit Agreement or the Security Agreement any amounts received and distributable by it thereunder; (viii) Any Claim to the extent such Claim is attributable to the authorization or giving or withholding by such Indemnitee of any future amendments, supplements, waivers or consents with respect to any of this Credit Agreement and the other Operative Documents, other than such as have been requested in writing by the Borrower, or such as are expressly required or contemplated by the provisions of the Operative Documents; (ix) Any Claim to the extent payable or borne by a Person other than the Borrower pursuant to Section 8.1(a) or pursuant to any other provision of this Credit Agreement or any other Operative Document; (x) Any Claim to the extent such Claim is an ordinary and usual operating or overhead expense (other than such expenses caused directly by the occurrence of an Event of Default); and (xi) Any Claim to the extent such Claim is attributable to a failure on the part of the Facility Agent to perform its obligations under Section 4.1 hereunder. (e) Insured Claims. In the case of any Claim indemnified by the Borrower hereunder that is covered by a policy of insurance maintained by the Borrower, each Indemnitee agrees to cooperate, at the Borrower’s expense, with the insurers in the exercise of their rights to investigate, defend or compromise such Claim as may be required to retain the benefits of such insurance with respect to such Claim. (f) Claims Procedure. An Indemnitee shall promptly notify the Borrower of any Claim as to which indemnification is sought; provided that the failure to provide such prompt notice shall not release the Borrower from any of its obligations to indemnify hereunder, except to the extent that the Borrower is prejudiced by such failure or the Borrower’s indemnification obligations are increased as a result of such failure to the extent of such increase. Such Indemnitee shall promptly submit to the Borrower, at the Borrower’s expense, such additional information in such Indemnitee’s possession as the Borrower shall reasonably request to substantiate such request for payment to the Borrower. Subject to the rights of insurers under policies of insurance maintained by the Borrower, the Borrower shall have the right, at its sole cost and expense, to investigate, and the right in its sole discretion to defend or compromise, any Claim for which indemnification is sought under this Section 6.2 (provided that in no event shall the right of any Indemnitee under this Section 6.2 be adversely affected thereby), and, at the Borrower’s expense, the Indemnitee shall cooperate with all reasonable requests of the Borrower in connection therewith. Such Indemnitee shall not enter into a settlement or other compromise with respect to any Claim without the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its right to be indemnified with respect to such Claim under this

33 Section 6.2. Where the Borrower or the insurers under a policy of insurance maintained by the Borrower undertake the defense of an Indemnitee with respect to a Claim, no additional legal fees or expenses of such Indemnitee in connection with the defense of such Claim shall be indemnified hereunder unless such fees or expenses were incurred at the written request of the Borrower or such insurers; provided, however, that if in the written opinion of counsel to such Indemnitee an actual or potential material conflict of interest exists where it is advisable for such Indemnitee to be represented by separate counsel, then the reasonable fees and expenses of any such separate counsel shall be borne by the Borrower. Subject to the requirements of any policy of insurance, an Indemnitee may participate at its own expense in any judicial proceeding controlled by the Borrower pursuant to the preceding provisions; provided that such party’s participation does not, in the opinion of the counsel appointed by the Borrower or its insurers to conduct such proceedings, interfere with such control; and such participation shall not constitute a waiver of the indemnification provided in this Section 6.2. Notwithstanding anything to the contrary contained herein, the Borrower shall not under any circumstances be liable for the fees and expenses of more than one counsel for all Indemnitees. (g) Subrogation. To the extent that a Claim indemnified by the Borrower under this Section 6.2 is in fact paid in full by the Borrower or an insurer under a policy of insurance maintained by the Borrower, the Borrower or such insurer, as the case may be, shall, without any further action, be subrogated to the rights and remedies of the Indemnitee on whose behalf such Claim was paid (other than rights of such Indemnitee under insurance policies maintained at its own expense) with respect to the transaction or event giving rise to such Claim. Such Indemnitee shall give such further assurances or agreements and shall cooperate with the Borrower or such insurer, as the case may be, to permit the Borrower or such insurer to pursue such rights and remedies, if any, to the extent reasonably requested by the Borrower and at the Borrower’s expense. So long as no Event of Default shall have occurred and be continuing, should an Indemnitee receive any payment from any party other than the Borrower or its insurers, in whole or in part, with respect to any Claim paid by the Borrower or such insurers hereunder, it shall promptly pay over to the Borrower the amount received (but not an amount in excess of the amount the Borrower or any of its insurers has paid in respect of such Claim). Subject to Section 10.1 of the Security Agreement, any amount referred to in the preceding sentence that is payable to the Borrower shall not be paid to the Borrower, or, if it has been previously paid directly to the Borrower, shall not be retained by the Borrower, if at the time of such payment an Event of Default shall have occurred and be continuing, but shall be paid to and held by the Security Trustee as security for the obligations of the Borrower under this Credit Agreement, the Security Agreement and the other Operative Documents, and shall be applied against the Borrower’s obligations hereunder and thereunder when and as they become due and payable and, at such time as there shall not be continuing any such Event of Default, such amount, to the extent not previously so applied against the Borrower’s obligations, shall be paid to the Borrower. (h) No Guaranty. Nothing set forth in this Section 6.2 shall constitute a guarantee by the Borrower that any Aircraft, or any other Collateral, shall at any time have any particular value, useful life or residual value. Each of the Lenders agrees that the provisions of Section 2.10 constitute its sole remedy for the reimbursement of Increased Costs described therein and that nothing in this Section 6.2 shall constitute an indemnity for any Increased Cost or any cost or loss or reduction in rate of return in the nature of an Increased Cost.

34 (i) Payments; Interest. Any amount payable to any Indemnitee pursuant to this Section 6.2 shall be paid within 30 days after receipt of a written demand therefor from such Indemnitee accompanied by a written statement describing in reasonable detail the Claims that are the subject of and basis for such indemnity and the computation of the amount payable. Any payments made pursuant to this Section 6.2 directly to an Indemnitee or to the Borrower, as the case may be, shall be made in immediately available funds at such bank or to such account as is specified by the payee in written directions to the payor or, if no such directions shall have been given, by check of the payor payable to the order of the payee and mailed to the payee by certified mail, return receipt requested, postage prepaid to its address referred to in Section 12.1. (j) The provisions of this Section 6.2 shall survive the repayment of the Loans, the expiration or termination of the Commitments, or the termination of this Credit Agreement or any provision hereof. ARTICLE VII REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SECURITY TRUSTEE AND THE FACILITY AGENT Section 7.1 Representations, Warranties and Covenants of the Security Trustee. The Security Trustee represents, warrants and covenants that: (a) it is a corporation duly organized and validly existing and in good standing under the laws of Utah and has the full corporate power, authority and legal right under the laws of Utah and the laws of the United States governing its banking, trust and fiduciary powers to execute, deliver and carry out the terms of each of the Operative Documents to which it is a party; (b) the execution, delivery and performance by it of this Credit Agreement and each of the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on its part, and neither its execution and delivery thereof nor its performance of any of the terms and provisions thereof will violate any law or regulation of the State of Utah or any federal law or regulation of the United States governing its banking or trust powers or any order or judgment applicable to it or contravene or result in any breach of, or constitute any default under, its corporate charter or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it or its properties may be bound or affected; (c) this Credit Agreement and each other Operative Document to which it is a party have been duly executed and delivered by it and each constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms; and (d) it shall not cause or permit to exist any Security Trustee Lien, and it agrees that it will, at its own cost and expense, promptly take such action as may be necessary to discharge and satisfy in full any such Security Trustee Lien; and it shall indemnify, protect, defend and hold harmless each Indemnitee (as defined in Section 6.2(b)) and the

35 Borrower against Claims in any way resulting from or arising out of a breach by it of its obligations under this Section 7.1(d); provided that, notwithstanding the foregoing provisions of this subsection (d) or any other provisions of the Operative Documents, the Security Trustee shall not be liable for, or otherwise required to incur, monetary damages resulting from Security Trustee Liens described in subsection (iii), (v) or (vi) of the definition of Security Trustee Liens, but shall be required to take all actions to lift the Liens resulting from the causes set forth in such subsections if it receives indemnification from the Borrower or another party with regard to the lifting of such Liens. Section 7.2 Reporting Covenant of the Facility Agent. The Facility Agent agrees to provide to each Lender, no later than the third Funding Business Day prior to each Funding Date and (for information under Sections 7.2(b), (c) and (d)) each Payment Date that is not a Funding Date: (a) any Borrowing Notice […***…] received for such Funding Date or notice of any prepayment to be received on such Funding Date pursuant to Section 2.8(b) or (d); (b) any […***…] for such Payment Date; (c) the respective Funding allocations of each Lender for such Funding Date or amounts subject to prepayment on such date; and (d) confirmation that the information contained in the report furnished by the Manufacturer pursuant to Section 5.6.1 of the Manufacturer’s Consent is consistent with the records of the Facility Agent. ARTICLE VIII OTHER COVENANTS Section 8.1 Other Covenants. (a) The Borrower agrees promptly to pay (i) the initial and annual fees of the Security Trustee and other expenses as separately set forth in writing between Borrower and the Security Trustee in connection with the transactions contemplated hereby, (ii) the Facility Agent Fees and (iii) the following expenses of the Original Lenders in connection with the structuring, negotiation, preparation, execution and delivery of this Credit Agreement, the other Operative Documents and the other documents or instruments referred to herein or therein: (x) the reasonable fees, expenses and disbursements of Vedder Price P.C., special New York counsel for the Original Lenders and the Facility Agent as separately agreed; (y) all fees, Taxes (including license, documentary, stamp, excise and property taxes) and other charges payable in connection with the recording or filing of instruments and financing statements; and

36 (z) the reasonable fees, expenses and disbursements of joint counsel to the Facility Agent, the Security Trustee and the Lenders in any applicable jurisdiction in connection with any amendment, waiver or modification (to the extent requested by a party other than the Facility Agent, the Security Trustee and the Lenders and not associated with the syndication of the Loans or the Commitments or the sale of participation interests therein) and administration of the Operative Documents (any travel expenses of which Borrower has received prior notice and as consented to by the Borrower). Each Lender agrees that it shall bear its own costs and expenses, and shall pay the reasonable out-of-pocket expenses (including, without limitation, legal fees) of the Borrower and the other parties to the Operative Documents, in connection with any of the transactions contemplated in Section 8.1(d) or Section 8.1(e). (b) Each Lender hereby unconditionally agrees with and for the benefit of the parties to this Credit Agreement that it will not directly or indirectly create, incur, assume or suffer to exist any Lender Liens, and such Lender agrees that it will, at its own cost and expense, promptly take such action as may be necessary to discharge and satisfy in full any such Lender Lien; and such Lender hereby agrees to indemnify, protect, defend and hold harmless the Borrower, the Security Trustee and any other Lenders against Claims in any way resulting from or arising out of a breach by it of its obligations under this Section 8.1(b). (c) The Security Trustee agrees that it will not impose any lifting charge, cable charge, remittance charge or any other charge or fee on any transfer by the Borrower of funds to, through or by it pursuant to any Operative Document, except as may be otherwise agreed to in writing by the Borrower (in which case such charge or fee shall be for the Borrower’s account). (d) Subject to the provisions of this Section 8.1(d), each Lender may assign its Loans or Commitments, in whole or in part (any such sale, assignment, pledge or transfer hereinafter referred to as an “Assignment”), which Assignment shall be in accordance with Section 2.6 and effected pursuant to a transfer agreement substantially in the form of Exhibit B (a “Transfer Supplement”); provided that there may be no more than ten Lenders at any one time. In addition, a Lender may effect an Assignment (so long as Borrower has no financial or other obligations under Section 2.3, Section 6.2, Section 2.10 and Section 2.12 in respect of such transferee that are greater than the financial or other obligations that would be owed to the transferor on the basis of law, regulation, directive, concession, guideline, request or requirement in effect on the date of such assignment or transfer, if such assignment or transfer had not been made), in whole or in part, of its Commitment in respect of any Loan to any reputable financial institution (subject to the limit of ten Lenders in the preceding sentence) which is not a competitor of the Manufacturer, the Borrower or the Guarantor. While an Event of Default is not continuing, any Assignment shall require the consent of the Borrower, except any Assignment to (1) a Lender, (2) an Affiliate of a Lender, (3) any other bank or financial institution (including an insurance company, including an Affiliate thereof), (4) a single purpose company established by (or on behalf of) any Lender; provided that the obligations of such company are guaranteed by an entity which has a credit rating of at least BBB+ by Standard & Poors or similar rating agency and there is no change in Facility Agent, (5) any member of the

37 European System of Central Banks, and there is no change in Facility Agent, (6) any trust, fund (except for any hedge fund) or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets guaranteed by an entity which has a credit rating of at least BBB+ by Standard & Poors or similar rating agency and there is no change in Facility Agent, or (7) an asset fund and there is no change in Facility Agent, provided that (x) no transferee, assignee or participant which is not a “Lender” shall have any rights of a Lender under the Operative Documents, (y) no transfer may be made to an airline or any company holding a controlling interest in an airline based in and with operations in the United States; and (z) such transfer shall not result in a violation of any applicable Sanctions. Effective upon the assignment of any Commitment, the assigning Lender shall be relieved of its obligations in respect of such Commitment to the extent the assignee thereof shall have become obligated in respect thereof. Any purported assignment of a Loan Certificate, Loan or Commitment in violation of this Section 8.1(d) shall be null and void. No Lender shall grant a participation (including, without limitation, a “risk participation”) in any Commitments or Loans (any such participation, a “Participation”) except in accordance with Section 8.1(e). (e) Each Lender agrees for the benefit of the Borrower that it will not grant any Participation in or to all or a portion of its rights and obligations in respect of the Commitments or Loans and any amounts from time to time payable to it in respect thereof, unless all of the following conditions are satisfied: (i) such Participation is made in accordance with all applicable laws, including, without limitation, the Securities Act, the Trust Indenture Act and any other applicable laws relating to the transfer of similar interests and (ii) such Participation shall not be made under circumstances that require registration under the Securities Act or qualification of any indenture under the Trust Indenture Act. Notwithstanding any such Participation, such Lender agrees that (1) such Lender’s obligations under the Operative Documents shall remain unchanged, and such participant shall have no rights or benefits as against the Borrower or the Collateral or under any Operative Document, (2) such Lender shall remain solely responsible to the other parties to the Operative Documents for the performance of such obligations, (3) such Lender shall remain the holder of the relevant Commitments and/or Loans, and the other parties to the Operative Documents shall continue to deal solely and directly with such Lender in connection with such Commitments and/or Loans and such Lender’s rights and obligations under the Operative Documents, (4) such Lender shall be solely responsible for any withholding Taxes or any filing or reporting requirements relating to such Participation and shall hold the Borrower and the Security Trustee and their respective successors and permitted assigns harmless against the same and (5) the Borrower shall not be required to pay to any Lender any amount under Section 2.3, Section 6.2, Section 2.10 and Section 2.12 greater than it would have been required to pay had there not been any grant of a Participation by such Lender. Each participant agrees to be subject to the requirements of Section 2.3(d) (it being understood that the documentation required under Section 2.3(d) shall be delivered to the participating Lender). Each Lender may, in connection with any Participation or proposed Participation pursuant to this Section 8.1(e), disclose to the participant or proposed participant any information relating to the Operative Documents or to the parties thereto furnished to such Lender thereunder or in connection therewith and permitted to be disclosed by such Lender; provided, however, that prior to any such disclosure, the participant or proposed participant shall agree in writing for the express benefit of the Borrower to preserve the confidentiality of any confidential information included therein (subject to customary exceptions). Each Lender that sells a Participation in a

38 Loan or Commitment shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loan or Commitment (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in a Loan or the Commitment) to any Person except to the extent such disclosure is necessary to establish that such Loan is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement and the Operative Documents notwithstanding any notice to the contrary. For the avoidance of doubt, the Security Trustee (in its capacity as Security Trustee) shall have no responsibility for maintaining a Participant Register. (f) Each of the Lenders and the Security Trustee agrees that it will not disclose or suffer to be disclosed the terms of the Operative Documents or any other non- public information provided to it pursuant to or in connection with the Operative Documents or the transactions contemplated thereby to anyone other than (i) their respective, auditors, accountants, agents and legal counsel that, in each case, have a need to know, (ii) their respective bank examiners and any other financial supervisory bodies, (iii) any Person with whom any Lender is in good faith conducting negotiations relating to the possible transfer, sale or other disposition of such Lender’s Loans or any participations therein (and their respective advisors and counsel), if such Person shall have entered into an agreement for the express benefit of the Borrower to hold (and to cause such Person’s respective advisors and counsel to hold) such terms confidential in accordance with the provisions of this Section and (iv) the Manufacturer and the Engine Manufacturer, and except as may be required to enforce the terms hereof or thereof or by an order of any court or administrative agency or by any statute, rule, regulation or order of any governmental authority. (g) Each of the Lenders and the Security Trustee agrees that if the Security Trustee receives payment of any PDP or other amount from the Manufacturer, the Engine Manufacturer or any of their respective Affiliates with respect to any Aircraft, then, so long as no Event of Default is then continuing and the release of such amounts is not conditioned upon the prepayment of any Loans pursuant to Section 2.8(b), (c) or (d), it shall promptly remit to the Borrower, in immediately available funds, the full amount of such payment. (h) If at any time any Lender becomes a Defaulting Lender, then the Borrower may, on ten Business Days’ prior written notice to the Security Trustee and such Lender, (i) terminate such Lender’s Commitment, or prepay such Lender’s outstanding Loans, as applicable, or (ii) replace such Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 8.1(d) all of its rights and obligations under this Credit Agreement and the other Operative Documents to one or more assignees. (i) In addition to the assignments and participations permitted under the foregoing provisions of this Section 8.1, any Lender may assign and pledge all or any portion of its Loans to any Federal Reserve Bank as collateral security pursuant to Regulation A and any operating circular issued by such Federal Reserve Bank, any European central bank or any other bank or

39 other financial institution or authority in connection with a programmatic financing by such Lender of certain of its assets. No such assignment shall release the assigning Lender from its obligations hereunder. ARTICLE IX OTHER DOCUMENTS Section 9.1 Other Documents. By its execution of this Credit Agreement or a Transfer Supplement pursuant to and in accordance with Section 8.1(d), each Lender unconditionally agrees for the benefit of the Borrower and the Security Trustee to be bound by and to perform and comply with all of the terms of this Credit Agreement and the other Operative Documents applicable to such Lender. ARTICLE X CONDITIONS PRECEDENT TO BORROWER’S OBLIGATIONS Section 10.1 Conditions Precedent to Borrower’s Obligations on Closing Date. (a) The Borrower’s obligation to draw the first Funding on the Closing Date is subject to the fulfillment (or waiver by the Borrower) prior to or on the Closing Date of the following conditions precedent: (i) the documents referred to in Section 3.1(b) shall have been duly authorized, executed and delivered by the respective party or parties thereto (other than the Borrower), shall be in full force and effect and copies thereof shall have been delivered to the Borrower, and the Borrower shall have received such documents and evidence with respect to the Security Trustee as the Borrower may reasonably request in order to establish the consummation of the transactions contemplated by this Credit Agreement, the taking of all corporate and other proceedings in connection therewith and compliance with the conditions herein set forth; (ii) on the Closing Date the representations and warranties of the Security Trustee contained herein shall be correct as though made on and as of such date, or if such representations and warranties relate solely to an earlier date, as of such earlier date; (iii) the Borrower shall have received the opinion referred to in Section 3.1(f)(C), such opinion addressed to the Borrower or accompanied by a letter from the counsel rendering such opinion authorizing the Borrower to rely on such opinion as if it were addressed to the Borrower, and the documents referred to in Section 3.1(h); (iv) no change shall have occurred after the date of this Credit Agreement in applicable law or regulations or interpretations thereof by appropriate regulatory authorities or any court that would make it a violation of

40 law or regulations for the Borrower to enter into any transaction contemplated by the Operative Documents; (v) each of the Borrower and the Security Trustee shall have received from each Original Lender two valid completed and executed copies of Internal Revenue Service Form W-9, Form W-8ECI or Form W-8BEN-E, as the case may be (and, if necessary, Internal Revenue Service Form W-8IMY), and each of the Borrower and each Original Lender shall have received from the Security Trustee a valid completed and executed original of Internal Revenue Service Form W-9; and (vi) no action or proceeding shall have been instituted nor shall government action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Closing Date to set aside, restrain, enjoin or prevent the completion and consummation of this Credit Agreement or the transactions contemplated hereby. (b) In the event that (i) the foregoing conditions precedent shall not have been fulfilled on or prior to the Closing Date (or waived by the Borrower) as provided above, or (ii) an Original Lender shall not have delivered the Commitment to the Borrower on the Closing Date notwithstanding the satisfaction of the conditions (other than those within the control of such Original Lender) set forth in Section 3.1, if the Borrower so elects, this Credit Agreement shall thereupon terminate and be of no further force and effect. Promptly following the termination of this Credit Agreement, the Borrower shall notify the other parties hereto in writing of such termination and shall reimburse the Original Lenders (other than any Defaulting Lender) for any Break Funding Losses pursuant to the terms and conditions of the Borrowing Notice for the first Funding. ARTICLE XI CERTAIN COVENANTS OF BORROWER Section 11.1 Certain Covenants of Borrower. The Borrower covenants and agrees with the Lenders and the Security Trustee as follows: (a) On and after the Closing Date, the Borrower will cause to be done, executed, acknowledged and delivered such further acts, conveyances and assurances as the Security Trustee or the Facility Agent shall reasonably request for accomplishing the purposes of this Credit Agreement and the other Operative Documents; provided that any instrument or other document so executed by the Borrower will not expand any obligations or limit any rights of the Borrower in respect of the transactions contemplated by the Operative Documents. (b) On and after the Closing Date, the Borrower, at its expense, will take, or cause to be taken, such action with respect to the re-recording and refiling (it being understood that counsel to the Lenders will prepare and file all required financing statements

41 upon execution of this Agreement) of any financing statements and any continuation statements under the UCC as are necessary to maintain, so long as the Security Agreement is in effect, the perfection of the security interests created by the Security Agreement, subject in each case, to Permitted Liens, or will furnish the Security Trustee timely notice of the necessity of such action, together with such financing statements and continuation statements, and such other information as may be required to enable the Security Trustee to take such action. (c) The Borrower shall not enter into any agreement containing any term or provision which would cause Borrower to violate, contravene or breach its obligations hereunder and under the Security Agreement and the other Operative Documents. (d) The Borrower agrees to apply the proceeds of each Loan for each Aircraft solely and exclusively to the direct payment or reimbursement for payment of installments of the purchase price of such Aircraft to be purchased under the Purchase Agreement. (e) The Borrower shall at all times maintain its corporate existence except as permitted by Section 11.1(q). The Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its rights (charter and statutory) and franchises to the extent deemed necessary in the good faith judgment of the Borrower in the ordinary course of business. The Borrower shall not change its state of incorporation, corporate name or corporate status, unless and until the Borrower has provided the Security Trustee with prior written notice of such change and unless that the Borrower shall have taken all action, reasonably satisfactory to the Security Trustee, to maintain the security interest of the Security Trustee in the Collateral at all times fully perfected in full force and effect and subject to no Liens (other than Permitted Liens). (f) The Borrower shall deliver such additional “know your customer” documentation as the Security Trustee, the Facility Agent or any Lender may require from time to time to the Security Trustee, the Facility Agent and each Lender (as applicable) upon its reasonable request based on any prevailing banking law requirements applicable to the Security Trustee, the Facility Agent or such Lender (as applicable) and on any “know your customer” rules, guidelines, practices and policies observed by the Security Trustee, the Facility Agent and/or such Lender, as applicable. (g) (i) The Borrower shall duly perform in all material respects all of its obligations under the Manufacturer Agreements, take all actions necessary to keep the Manufacturer Agreements in full force and effect, and enforce in all material respects the Manufacturer Agreements in accordance with their terms. The Borrower shall immediately notify the Facility Agent of any payment default or any other uncured material default (whether by the Borrower or the Manufacturer or the Engine Manufacturer) under or cancellation, termination or rescission or purported or threatened cancellation, termination or rescission of any Manufacturer Agreement specifying in reasonable detail the nature of such uncured payment or material default, cancellation, rescission or termination. The Borrower shall not in any way modify, terminate, amend or make any election under a Manufacturer Agreement that would materially adversely affect the position of the Lenders with respect to the Collateral (including, without

42 limitation, the due date of any PDPs or the application of PDPs to the purchase price of the Aircraft, or the right to purchase each Aircraft for an amount not to exceed the Net Purchase Price (excluding BFE)). For the avoidance of doubt, (x) […***…], and (y) […***…]. (ii) The Borrower shall not accept delivery of any Aircraft from the Manufacturer until all outstanding Loans with respect to such Aircraft shall have been repaid in accordance with the terms thereof. (iii) The Borrower will, at its own expense, furnish to the Facility Agent promptly upon receipt thereof copies of notices of termination and notices of default received by the Borrower from the Manufacturer or the Engine Manufacturer under or pursuant to either Manufacturer Agreement. (iv) The Borrower will promptly furnish to the Facility Agent (A) upon a change to […***…] set forth in Schedule II and in any event upon the issuance of the applicable, Borrowing Notice, […***…] on or before each Payment Date, all of the information required herein by such notices and attachments thereto signed by a responsible officer, (B) upon a change to any of the other information set forth in Schedule II with respect to the matters set forth in Schedule II the then current information in respect thereof and (C) such other available information and reports regarding the Collateral as the Security Trustee may from time to time reasonably request, if the disclosure of such information and reports under this clause (C) have been consented to in advance by the Manufacturer or the Engine Manufacturer, and provided that a breach of this clause (iv)(C) shall not constitute an Event of Default until the Borrower has received not less than ten (10) days prior written notice of such breach from the Facility Agent. (h) The Borrower shall comply with all applicable laws in connection with the Collateral under the Security Agreement and the performance of its obligations under this Agreement, and each other Operative Document to which it is a party, the non-compliance with which would have a material adverse effect on its ability to perform its obligations under the Operative Documents to which it is a party, except any applicable law the validity or applicability of which is being contested in good faith by proper proceedings promptly initiated and diligently conducted and for which such reserves or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor. (i) On and from the Closing Date, the Borrower will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Collateral, title thereto or any interest therein except Permitted Liens. The Borrower will promptly, at its own expense, take (or cause to be taken) such actions as may be necessary duly to discharge any Lien other than a Permitted Lien if the same shall arise at any time and the Borrower will make restitution to the Security Trustee for any actual loss or expense resulting from any Permitted Lien described in Section 3.1(c), (d) or (e) of the Security Agreement.

43 (j) The Borrower agrees to furnish to each Lender and the Facility Agent: (i) as soon as available, but not later than 120 days after the close of each fiscal year of the Guarantor occurring after the date hereof, an audited consolidated balance sheet and related statements of the Guarantor at and as of the end of such fiscal year, together with an audited statement of income and cash flows of the Guarantor for such fiscal year, each of which shall be prepared in accordance with GAAP which shall be audited by a firm of independent public accountants of nationally recognized standing and fairly present in all material respects the consolidated financial condition and results of operation of the Guarantor as at the end of, and for, such periods in accordance with GAAP; provided that, so long as the Guarantor is subject to the reporting provisions of the Securities Exchange Act of 1934, the filing of the Guarantor’s annual report on Form 10-K with the SEC will satisfy this requirement; (ii) upon request, which request may not be made to deliver such reports prior to such reports being available, provided that such reports shall be available not later than 120 days after the close of each fiscal year of the Borrower occurring after the date hereof, an unaudited balance sheet and related statements of the Borrower at and as of the end of such fiscal year, together with an unaudited statement of income and cash flows of the Borrower for such fiscal year; (iii) as soon as available but not later than 60 days after the close of each of the first three quarters of each fiscal year of the Guarantor, an unaudited consolidated balance sheet of the Guarantor at and as of the end of such quarter, together with an unaudited statement of income and cash flows of the Guarantor for such quarter, each of which shall be prepared in accordance with GAAP, certified by the Chief Financial Officer, or Treasurer of the Guarantor that said financial statements fairly present in all material respect the financial condition and results of operation of the Guarantor as at the end of, and for, such period in accordance with GAAP (subject to normal year-end audit adjustments); provided that; so long as the Guarantor is subject to the reporting provisions of the Securities Exchange Act of 1934, the filing of the Guarantor’s quarterly report on Form 10-Q with the SEC will satisfy this requirement; and (iv) simultaneously with the mailing thereof to its shareholders, copies of all such financial statements, reports, notices of proxy statements as the Borrower or the Guarantor shall (x) mail to its shareholders generally or (y) file with the Securities and Exchange Commission; provided that, so long as the Guarantor is subject to the reporting requirements of the Securities Exchange Act of 1934, the filing of such copies with the SEC will satisfy this requirement; and (v) […***…].

44 (k) (i) The Borrower will ensure that no proceeds of any Loan will be used knowingly by the Borrower to fund any operations in, finance any investments or activities in, or make any payments to a Sanctioned Person or a Sanctioned Country; (ii) the Borrower will not request any Loan and the Borrower shall not use, and shall procure that its Affiliates and its or their respective directors, officers, employees and agents shall not use, directly or indirectly, the proceeds of any Loan, or lend, contribute or otherwise make available such proceeds to any Person: (x) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or AML Laws; (y) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or involving any goods originating in or with a Sanctioned Person or Sanctioned Country, or (z) in any manner that would result in the violation of any Sanctions by the Borrower, the Facility Agent, Security Trustee, and any Lender, and the Borrower will continue to implement and maintain in effect policies and procedures designed to ensure compliance by the Borrower and its respective directors, officers, employees and agents with applicable Anti-Corruption Laws, applicable AML Laws and applicable Sanctions; and (iii) the Borrower shall ensure that: (x) no Person that is a Sanctioned Person will have any legal or beneficial interest in any funds repaid or remitted by the Borrower to any Lender in connection with the Loans; and (y) it shall not knowingly use any revenue or benefit derived from any activity or dealing with a Sanctioned Person for the purpose of discharging amounts owing to any Lender in respect of the Loans. (l) The Borrower shall not suspend or cease to carry on its business as an air carrier and the Borrower shall not cease to be a Certificated Air Carrier. (m) The Borrower shall provide quarterly reports to the Facility Agent with forecasted and actual PDPs for the Aircraft. (n) The Borrower will promptly and duly execute and deliver to the Security Trustee such further documents and take such further action as the Security Trustee may from time to time reasonably request in order to more effectively carry out the intent and purpose of the Operative Documents and to establish and protect the rights and remedies created or intended to be created in favor of the Security Trustee hereunder, including, without limitation, if requested by the Security Trustee, at the expense of Borrower, the execution and delivery of supplements or amendments to the Security Agreement, each in recordable form, in accordance with the laws of such jurisdiction as the Security Trustee may reasonably request. (o) The Borrower agrees to furnish to each Lender and the Facility Agent promptly after the occurrence thereof and actual knowledge thereof by the Chief Financial Officer or Treasurer of the Borrower, notice to the Facility Agent of any Event of Default. (p) The Borrower shall not consolidate with or merge into any other Person or convey, transfer or lease substantially all of its assets as an entirety to any Person, unless: (i) the Person formed by such consolidation or into which the Borrower is merged or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Borrower as an entirety (the “Successor”) shall execute and deliver to the Security Trustee an agreement

45 containing the assumption by such successor Person of the due and punctual performance and observance of each covenant and condition of the Operative Documents to which the Borrower is a party to be performed or observed by the Borrower; (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing; and (iii) the Borrower shall have delivered to the Security Trustee a certificate signed by a Responsible Officer of the Borrower, and an opinion of counsel to the Borrower (which may be external counsel or the Borrower’s General Counsel, Deputy General Counsel or Associate General Counsel or such other internal counsel to the Borrower, which other internal counsel shall be reasonably satisfactory to a Majority in Interest of Lenders), each stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement mentioned in clause (i) comply with this Section 11.1(q) and that all conditions precedent herein provided for relating to such transaction have been complied with (except that such opinion need not cover the matters referred to in clause (ii) above and may rely, as to factual matters, on a certificate of an officer of the Borrower) and, in the case of such opinion, that such assumption agreement has been duly authorized, executed and delivered by the Successor and is enforceable against the Successor in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity. Upon any consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of the Borrower as an entirety, in accordance with this Section 11.1(q), the Successor shall succeed to, and be substituted for, and may exercise every right and power of, the Borrower under this Credit Agreement and the other Operative Documents with the same effect as if such Successor had been named as the Borrower herein. No such conveyance, transfer or lease of substantially all of the assets of the Borrower as an entirety shall have the effect of releasing the Borrower from its liability hereunder unless the Successor shall theretofore have become such in the manner prescribed in this Section 11.1(q). ARTICLE XII NOTICES Section 12.1 Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices required or permitted under the terms and provisions hereof shall be in English and in writing, and any such notice may be given by courier service or e-mail (and in the case of email notifying of an incipient or actual Event of Default such notice shall only be validly given if such notice is followed by notice delivered by courier service dispatched promptly following delivery of such email (and dispatched not later than the next Business Day) ) and any such notice shall be effective when delivered to the recipient thereof in accordance with the provisions of this Section 12.1, (a) if to the Borrower or the Security Trustee, to its

46 respective address (including e-mail) set forth below the signature of such party at the foot of this Credit Agreement, (b) if to an Original Lender, to its address (including e-mail) set forth on Schedule I or (c) if to any Lender other than an Original Lender, to such address as such Lender shall have designated in writing to the Borrower and the Security Trustee. ARTICLE XIII MISCELLANEOUS Section 13.1 Miscellaneous. (a) To the extent permitted by applicable law, should any one or more provisions of this Credit Agreement be determined to be illegal or unenforceable by a court of any jurisdiction, such provision shall be ineffective to the extent of such illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. This Credit Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Credit Agreement including a signature page executed by each of the parties hereto shall be an original counterpart of this Credit Agreement, but all of such counterparts together shall constitute one instrument. Subject to Section 9.1 of the Security Agreement, any term of this Credit Agreement may be amended and the observance of any term hereof may be waived only with the written consent of the Borrower, a Majority in Interest of Lenders and (to the extent the same affects its rights or obligations hereunder) the Security Trustee; provided that, without the prior written consent of each affected Lender, no such amendment or waiver of any of the terms of Section 6.2 shall adversely affect any indemnity under Section 6.2 in favor of such Lender. Any request, notice, direction, consent, waiver or other instrument or action by a Lender shall be binding upon such Lender and the permitted successors and assigns of such Lender. Any amendment or waiver effected in accordance with this Section 13.1 shall be binding upon each present and any subsequent Lender, the Security Trustee and the Borrower. The section and paragraph headings in this Credit Agreement and the table of contents preceding this Credit Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. The terms of this Credit Agreement shall be binding upon, and shall inure to the benefit of, the Borrower and, subject to the terms of Section 11.1(q), its successors and permitted assigns, the Security Trustee and its successors as Security Trustee under the Security Agreement and each Original Lender and, subject to the terms of Section 8.1(d), its successors and permitted assigns as Lenders hereunder and under the Security Agreement. Nothing in this Credit Agreement, whether express or implied, shall be construed to give to any Person other than the Borrower, the Security Trustee, the Facility Agent and the Lenders (and their respective permitted successors and assigns) any legal or equitable right, remedy or claim under or in respect of this Credit Agreement. All payment obligations by the parties hereto under the Operative Documents shall be payable in Dollars. (b) All representations and warranties contained herein or made in writing by the Borrower, the Security Trustee and the Lenders in connection herewith shall survive the execution and delivery of this Credit Agreement and the making available of the Commitment under this Credit Agreement.

47 (c) THIS CREDIT AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND THIS CREDIT AGREEMENT SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK. (d) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER, THE SECURITY TRUSTEE AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN. (e) Each of the parties hereto, to the extent it may do so under applicable law, for purposes hereof and of all other Operative Documents hereby (i) irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York sitting in the City and County of New York and to the non-exclusive jurisdiction of the U.S. District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Credit Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties thereto, or their successors or permitted assigns and (ii) waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Credit Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts. (f) Each Original Lender agrees, and by its execution of a Transfer Supplement pursuant to and in accordance with Section 8.1(d) each other Lender shall be deemed to have agreed, that the transactions contemplated hereby constitute commercial activities carried on in the United States for purposes of the United States Foreign Sovereign Immunities Act of 1976, as amended. (g) Each party hereto shall execute, acknowledge and deliver or shall cause to be executed, acknowledged and delivered, all such further agreements, instruments, certificates or documents, and shall do and cause to be done such further acts and things, in any case, as any other party hereto shall reasonably request in connection with the administration of, or to carry out more effectively the purposes of, or to better assure and confirm into such other party the rights and benefits to be provided under this Credit Agreement; provided that this sentence is not intended to impose upon the Borrower any additional liabilities not contemplated by this Credit Agreement. Section 13.2 USA Patriot Act. Each Lender that is subject to the USA Patriot Act (title III of Pub.L.107-56 (signed into law October 26, 2001)) (the “Act”) hereby notifies the Borrower that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act.

48 Section 13.3 Immunity Waiver. To the extent that any Lender or any of its properties has or may hereafter acquire any right of immunity, whether characterized as sovereign immunity or otherwise, and whether under the United States Foreign Sovereign Immunities Act of 1976 (or any successor legislation) or otherwise, from any legal proceedings, whether in the United States or elsewhere, to enforce or collect upon this Credit Agreement or any other Operative Document, including, without limitation, immunity from suit or service of process, immunity from jurisdiction or judgment of any court or tribunal or execution of a judgment, or immunity of any of its property from attachment prior to any entry of judgment, or from attachment in aid of execution upon a judgment, each such Lender hereby irrevocably and expressly waives any such immunity, and agrees not to assert any such right or claim in any such proceeding, whether in the United States or elsewhere. Section 13.4 Acknowledgement and Consent to Bail-In. Notwithstanding any other term of any Operative Document or any other agreement, arrangement or understanding between the parties to this Credit Agreement, each party hereto acknowledges and accepts that any liability of any party hereto to any other party hereto under or in connection with the Operative Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of: (a) any Bail-In Action in relation to any such liability, including (without limitation): (i) a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability; (ii) a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and (iii) a cancellation of any such liability; and (b) a variation of any term of any Operative Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability. Section 13.5 German Foreign Trade and Payments Ordinance. In respect of each Lender that is resident in Germany (“Inländer”) within the meaning of Section 2 Paragraph 15 of the German Foreign Trade and Payments Act (Außenwirtschaftsgesetz)(and therefore subject to Section 7 of the German Foreign Trade and Payments Ordinance (Außenwirtschaftsverordnung, “AWV”)) (each a “Restricted Lender”), the Borrower’s representations, warranties and covenants in this Credit Agreement and the other Operative Documents related to compliance with Sanctions will only apply for the benefit of a Restricted Lender to the extent that such terms do not result in any violation of or conflict with EU Regulation (EC) 2271/96 or Section 7 of the AWV or such other similar anti-boycott statute applicable to such Restricted Lender. Solely in the event of or on the basis of any breach of any such terms which do not apply to a Restricted Lender by virtue of the foregoing sentence (but not with respect to any other breaches), the parties agree that no Restricted Lender will be entitled to:

49 (i) vote for: (A) giving a default notice and declaring an Event of Default to have occurred in accordance with the Operative Documents; and (B) exercising the remedies in the Operative Documents; or (ii) assert any other right, remedy or privilege on the basis of such breach. * * *

IN WITNESS WHEREOF, the parties hereto have caused this PDP Credit Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written. ALLEGIANT AIR, LLC By: Name: Title: Address: 1201 North Town Center Drive Las Vegas, Nevada 89144 Attn: Mr. Robert Neal, Sr.Vice President Corporate Finance and Treasurer Telephone: (702) 830-8039 Email: DebtServicing@AllegiantAir.com BANK OF UTAH, not in its individual capacity but solely as Security Trustee By: Name: Title: Address: 50 South 200 East, Suite 110 Salt Lake City, UT 84111 Attention: Corporate Trust Services Email: corptrust@bankofutah.com LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, as Facility Agent By: Name: Title:

By: Name: Title: LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, as an Original Lender By: Name: Title: By: Name: Title: NORDDEUTSCHE LANDESBANK GIROZENTRALE, acting through its New York Branch, as an Original Lender By: Name: Title: By: Name: Title:

SCHEDULE I Page 1 SCHEDULE I to the CREDIT AGREEMENT Certain Economic Terms Applicable Margin: […***…] per annum Maturity Date: December 31, 2024 Premium: […***…] Original Lender LANDESBANK HESSEN- THÜRINGEN GIROZENTRALE Commitment $[…***…] NORDDEUTSCHE LANDESBANK GIROZENTRALE, acting through its New York Branch $[…***…] Address for Notices: LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, as Facility Agent and as Original Lender […***…] Account Details: […***…] Address for Notices: NORDDEUTSCHE LANDESBANK GIROZENTRALE, acting through its New York Branch, as an Original Lender For Fundings and payments: […***…] For other matters: […***…] With a copy to: […***…]

SCHEDULE I Page 2 Account Details: […***…]

SCHEDULE I Page 1 SCHEDULE IA to the CREDIT AGREEMENT Administrative Details The Security Trustee’s account for payment shall be as set forth below or another account of the Security Trustee in the United States as the Security Trustee may designate to the Borrower in writing at least two Business Days in advance. All payments shall be made by the Borrower to the Security Trustee which shall act in the role of paying agent for all purposes hereof. Domestic wires: Bank of Utah […***…] International wires: Beneficiary Bank: […***…] Beneficiary: […***…]

SCHEDULE II to the
CREDIT AGREEMENT

PREDELIVERY PAYMENT SCHEDULE

No.	Aircraft Type and MSN	[…***…] Scheduled Delivery Month*	Payment Number	PDP Payment Date	Advance Payment	Cash Contribution	Loan
1	737-MAX […***…]	[…***…]	[…*** …]	[…*** …]	[…***…]	[…***…]	**[…***…]**
2	737-MAX […***…]	[…***…]	[…*** …]	[…*** …]	**[…***…]**	**[…***…]**	**[…***…]**
3	737-MAX […***…]	[…***…]	[…*** …]	[…*** …]	**[…***…]**	**[…***…]**	**[…***…]**
4	737-MAX […***…]	[…***…]	[…*** …]	[…*** …]	**[…***…]**	**[…***…]**	**[…***…]**
5	737-MAX […***…]	[…***…]	[…*** …]	[…*** …]	**[…***…]**	**[…***…]**	**[…***…]**
6	737-MAX […***…]	[…***…]	[…*** …]	[…*** …]	**[…***…]**	**[…***…]**	**[…***…]**
7	737-MAX […***…]	[…***…]	[…*** …]	[…*** …]	**[…***…]**	**[…***…]**	**[…***…]**
8	737-MAX […***…]	[…***…]	[…*** …]	[…*** …]	**[…***…]**	**[…***…]**	**[…***…]**
9	737-MAX […***…]	[…***…]	[…*** …]	[…*** …]	**[…***…]**	**[…***…]**	**[…***…]**
10	737-MAX […***…]	[…***…]	[…*** …]	[…*** …]	**[…***…]**	**[…***…]**	**[…***…]**
11	737- MAX […***…] […***…]	[…***…]	[…*** …]	[…*** …]	**[…***…]**	**[…***…]**	**[…***…]**
12	737-MAX […***…]	[…***…]	[…*** …]	[…*** …]	**[…***…]**	**[…***…]**	**[…***…]**
13	737-MAX […***…]	[…***…]	[…*** …]	[…*** …]	**[…***…]**	**[…***…]**	**[…***…]**
14	737-MAX […***…] […***…]	[…***…]	[…*** …]	[…*** …]	**[…***…]**	**[…***…]**	**[…***…]**
15	737- MAX […***…] […***…]	[…***…]	[…*** …]	[…*** …]	**[…***…]**	**[…***…]**	**[…***…]**

SCHEDULE II
Page 1

No.	Aircraft Type and MSN	[…***…] Scheduled Delivery Month*	Payment Number	PDP Payment Date	Advance Payment	Cash Contribution	Loan
16	737- MAX […***…] […***…]	[…***…]	[…***…]	[…***…]	**[…***…]**	**[…***…]**	**[…***…]**
17	737-MAX […***…]	[…***…]	[…***…]	[…***…]	**[…***…]**	**[…***…]**	**[…***…]**
18	737-MAX […***…]	[…***…]	[…***…]	[…***…]	**[…***…]**	**[…***…]**	**[…***…]**
19	737-MAX […***…]	[…***…]	[…***…]	[…***…]	**[…***…]**	**[…***…]**	**[…***…]**
20	737-MAX […***…]	[…***…]	[…***…]	[…***…]	**[…***…]**	**[…***…]**	**[…***…]**

[…***…]

SCHEDULE II
Page 2

EXHIBIT A Page 1 EXHIBIT A to the CREDIT AGREEMENT FORM OF […***…]NOTICE[…***…] [BORROWING[…***…]NOTICE Landesbank Hessen-Thüringen Girozentrale, as Facility Agent […***…] Bank of Utah, not in its individual capacity but solely as Security Trustee 50 South 200 East, Suite 110 Salt Lake City, UT 84111 Attention: Corporate Trust Services Email: corptrust@bankofutah.com Ladies and Gentlemen: Reference is made to the PDP Credit Agreement, dated as of September __, 2022 (the “Credit Agreement”), among Allegiant Air, LLC (together with its successors and permitted assigns, the “Borrower”), the Lenders from time to time party thereto, Landesbank Hessen- Thüringen Girozentrale, as facility agent (the “Facility Agent”), and Bank of Utah, not in its individual capacity but solely as security trustee (the “Security Trustee”). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement. The Borrower hereby advises that: 1. The Borrower [requests a Funding pursuant to Section 2.1(c) of the Credit Agreement to finance PDPs in respect of each Eligible Aircraft with an Eligible PDP Amount listed on Schedule I hereto[…***…]. 2. […***…]The proposed Funding Date of such Funding shall be __________ , 20_ (the “Scheduled Funding Date”). […***…] 3. […***…] The aggregate principal amount of the Loans to be advanced on the Scheduled Funding Date, […***…] shall be $___________ (the “Funding Amount”). […***…] The aggregate principal amount of Loans to be advanced […***…] are listed on Schedule [III]. […***…] All Loans outstanding on such Payment Date are listed on Schedule [I].] 4. […***…]The Funding Amount shall be transferred on the Scheduled Funding Date, in immediately available funds, by the Lenders to the account of the Security Trustee pursuant to the following wire instructions for receipt no later than the scheduled time for the Funding determined in accordance with the Credit Agreement: [________________________][…***…] 5. […***…].

EXHIBIT A Page 2 […***…]Upon confirmation by the Facility Agent to the Security Trustee that the conditions precedent to the Funding have been satisfied or waived, the Security Trustee shall (i) wire the Funding Amount, in immediately available funds, for further credit to: [______________________] and (ii) […***…] This Letter Agreement shall be governed by the internal laws of the State of New York. This Letter Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute but one and the same instrument. By signing and returning an original counterpart hereof, each of the Facility Agent (on behalf of itself and the other Lenders) and the Security Trustee hereby accepts and agrees to the foregoing terms and provisions of this Letter Agreement. Very truly yours, ALLEGIANT AIR, LLC By: Title: ACKNOWLEDGED AND AGREED: LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, as Facility Agent By: Title: BANK OF UTAH, not in its individual capacity but solely as Security Trustee By: Title:

EXHIBIT A Page 3 SCHEDULE I to the […***…]BORROWING[…***…] NOTICE NEW ELIGIBLE AIRCRAFT No. Aircraft Type and MSN Scheduled Delivery Month New Loan [__] [________] [_______] $[___________]

EXHIBIT A Page 4 SCHEDULE II to the […***…]BORROWING[…***…] NOTICE PAYOFF AIRCRAFT No. Aircraft Type and MSN Scheduled Delivery Month Paid-Off Loan [__] [________] [_______] $[___________]

EXHIBIT A Page 5 SCHEDULE [I/III] to the […***…]BORROWING[…***…] NOTICE SUMMARY OF ALL LOANS AND PRICING […***…]AFTER BORROWING[…***…]ON THE PAYMENT DATE] No. Aircraft Type and MSN […***…] Scheduled Delivery Month* […***…]** Aggregate Loans […***…] […***…] […***…] [__] [________] [___________] [____________] $[___________] $[___________] $[___________] $[___________] *[…***…] ** […***…]. 1. For each Aircraft the subject of Loans, Schedule [I] [III], sets forth […***…].

EXHIBIT B Page 1 EXHIBIT B to CREDIT AGREEMENT FORM OF TRANSFER AGREEMENT TRANSFER AGREEMENT TRANSFER AGREEMENT dated as of __________ __, ____ between ________________________________ (the “Assignee”) and ____________________ (the “Assignor”). RECITALS WHEREAS, the Assignor is the Lender under the PDP Credit Agreement, dated as of September __, 2022 (as amended, modified or supplemented from time to time, the “Credit Agreement”) among Allegiant Air, LLC, as Borrower (the “Borrower”), the Lenders party thereto, Landesbank Hessen-Thüringen Girozentrale, as Facility Agent (the “Facility Agent”) and Bank of Utah, not in its individual capacity but solely as security trustee (the “Security Trustee”); and WHEREAS, the Assignor proposes to assign to the Assignee $____________ of the $_____________ of Assignor’s total Loans and $____________ of Assignor’s total unfunded Commitments, representing an undivided interest in __% of Assignor’s Loans and Commitments and __% of the total Loans and Commitments the subject of the Credit Agreement and a pro rata portion of all of the other rights and obligations of the Assignor under the Credit Agreement and the other Operative Documents (as defined below) in respect thereof, on the terms and subject to the conditions set forth herein, and the Assignee proposes to accept the assignment of such rights and obligations from the Assignor on such terms and subject to such conditions; NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows: Section 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined. Section 2. Assignment. On __________ __, ____ (the “Effective Date”), and on the terms and subject to the conditions set forth herein, the Assignor will sell, assign and transfer to the Assignee, without recourse to or representation, express or implied, by the Assignor (except as expressly set forth in Section 5), the aforementioned Loans and Commitments a pro rata portion of the rights and obligations of the Assignor under the Credit Agreement and the other Operative Documents in respect thereof (but not with respect to any indemnity or other claim, interest thereon at the Past Due Rate and any Break Funding Losses, if any, accrued and unpaid as of the Effective Date or thereafter payable to the Assignor in respect of the period prior to the Effective Date), and the Assignee shall accept such assignment from the Assignor and assume all of the obligations of the Assignor accruing from and after the Effective Date under the Credit Agreement and the other Operative Documents relating to the Assignor’s Loans on such terms and subject to such conditions. Upon the satisfaction of the conditions set forth in Section 4, (A) the Assignee shall, on the Effective Date, succeed to the rights and be obligated to perform

EXHIBIT B Page 2 the obligations of a Lender under the Credit Agreement and the other Operative Documents, and (B) the Assignor shall be released from its obligations under the Credit Agreement and the other Operative Documents accrued from and after the Effective Date, in each case to the extent such obligations have been assumed by the Assignee. Section 3. Payments. As consideration for the sale, assignment and transfer contemplated in Section 2, the Assignee shall pay to the Assignor, on the Effective Date, in lawful currency of the United States and in immediately available funds, to the account specified below its signature on the signature pages hereof, an amount equal to $_______________. Section 4. Conditions. This Assignment Agreement shall be effective upon the due execution and delivery of this Assignment Agreement by the Assignor and the Assignee and the effectiveness of the assignment contemplated by Section 2 is subject to the receipt by the Assignor of the payment provided for in Section 3. If Assignee is a Foreign Lender, Assignee has provided the forms and certificates as required in Section 2.3(d)(ii) of the Credit Agreement. Section 5. Representations and Warranties of the Assignor. The Assignor represents and warrants to the Assignee as follows: (a) the Assignor has full power and authority, and has taken all action necessary to execute and deliver this Assignment Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement, and no governmental authorizations or other authorizations are required in connection therewith, (b) the Assignor’s interest in the Assignor’s Loans is free and clear of any and all Liens created by or through the Assignor, (c) this Assignment Agreement constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with its terms, and (d) the Assignor has received no written notice of any Event of Default having occurred and continuing on the date of execution hereof. Section 6. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows: that (a) the Assignee has full power and authority, and has taken all action necessary to execute and deliver this Assignment Agreement and any and all other documents required or permitted to be executed or delivered by it in connection with this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement, and no governmental authorizations or other authorizations are required in connection therewith, (b) this Assignment Agreement constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms, and (c) the Assignee has fully reviewed the terms of the Operative Documents and has independently and without reliance upon the Assignor and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Assignment Agreement. Section 7. Further Assurances. The Assignor and the Assignee hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment Agreement.

EXHIBIT B Page 3 Section 8. Governing Law. This Assignment Agreement shall be governed by, and construed in accordance with, the law of the State of New York. Section 9. Notices. All communications between the parties or notices in connection herewith shall be in writing, and shall be personally delivered or sent by prepaid overnight courier service, or by facsimile, addressed as set forth on the signature pages hereof. All such communications and notices shall be effective upon receipt. Section 10. Binding Effect. This Assignment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Section 11. Interpretation. The headings of the various sections hereof are for convenience of reference only and shall not affect the meaning or construction of any provision hereof. Section 12. Integration of Terms. This Assignment Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and other writings with respect to the subject matter hereof. Section 13. Counterparts. This Assignment Agreement may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument.

EXHIBIT B Page 4 IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed and delivered by their duly authorized officers as of the date first above written. [ASSIGNEE] By Name: Title: Address for Notices: Wire Instructions: [ASSIGNOR] By Name: Title: Address for Notices: Wire Instructions:

EXHIBIT C-1 Page 1 EXHIBIT C-1 to the CREDIT AGREEMENT […***…]

EXHIBIT C-2 Page 1 EXHIBIT C-2 to the CREDIT AGREEMENT […***…]